Exhibit 99.2




                                     ACADIA
                                  REALTY TRUST





                                    Focused.

                                  Disciplined.

                                 Value-Driven.

                               First Quarter 2009

                              Reporting Supplement

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
                   Reporting Supplement
                      March 31, 2009

                    Table of Contents
----------------------------------------------------------
                                                          Page                                                                  Page
                                                          ----                                                                  ----

                   Section I - Overview                                       Section III - Opportunity Fund Information


Important Notes                                              3        Fund I
                                                                           Overview                                               28
Company Information                                          4             Properties                                             29
                                                                           Anchor Detail                                          30
Portfolio Snapshots                                                        Lease Expirations                                      31
     Core Portfolio                                          5             Current Valuation                                      32

Market Capitalization                                        6        Fund II
                                                                          Overview                                                33
Shareholder Information                                      7             Properties                                             34
                                                                           Anchor Detail                                          35
            Section II - Financial Information                             Lease Expirations                                      36

Operating Statements                                                  Fund III
     Pro-rata Consolidation                                  8             Overview                                               37
     EBITDA                                                  9             Properties                                             38
     Funds from Operations ("FFO"), Adjusted FFO ("AFFO")                  Storage Post Properties                                39
       and Funds Available for Distribution ("FAD")         10             Storage Post Locations                                 40
     2009 Guidance                                          11
     Fee income                                             12        Redevelopment Projects - Operating                          41
     Opportunity Funds                                      13        Redevelopment Projects - Construction and Design            42
     Joint Ventures                                         15
     Current v. Prior Year                                  16        RCP Venture                                                 43
                                                                           RCP Venture Investments                                44
Same Property Net Operating Income                          17
                                                                               Section IV - Core Portfolio Information
Balance Sheets
     Consolidated                                           18        Properties                                                  45
     Pro-rata Consolidation                                 19
                                                                      Portfolio by State                                          47
Notes Reveivable                                            20
                                                                      Top Tenants                                                 48
Debt Analysis
     Summary                                                21        Anchor Tenants                                              49
     Detail                                                 22
     Maturities                                             25        Anchor Lease Expirations - Next 4 Years                     52
     Maturities with Extension Options                      26
                                                                      Lease Expirations                                           53
Selected Financial Ratios                                   27
                                                                      New and Renewal Rent Spreads                                55

                                                                      Capital Expenditures                                        56


                                                                      Portfolio Demographics                                      57


--------------------------------------------------------------------------------
  Visit www.acadiarealty.com for additional investor and portfolio information
--------------------------------------------------------------------------------

Reporting Supplement
March 31, 2009

                   Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words
"may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company  considers funds from operations  ("FFO") as defined by the National
Association  of Real Estate  Investment  Trusts  ("NAREIT") to be an appropriate supplemental  disclosure of operating  performance for an equity REIT due to its widespread  acceptance and use within the REIT and analyst  communities.  FFO is presented to assist investors in analyzing the performance of the Company. It is helpful  as it  excludes  various  items  included  in net  income  that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation  and  amortization.  However,  the Company's method of calculating  FFO  may be  different  from  methods  used  by  other  REITs  and, accordingly,  may not be comparable to such other REITs.  FFO does not represent cash  generated  from  operations  as defined by generally  accepted  accounting principles  ("GAAP") and is not  indicative  of cash  available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating  the Company's  performance  or to cash flows as a measure of  liquidity.  Consistent  with the NAREIT  definition,  the
Company defines FFO as net income (computed in accordance with GAAP),  excluding gains (or losses) from sales of  depreciated  property,  plus  depreciation  and amortization,  and after adjustments for  unconsolidated  partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments,  including its investment in Albertson's,  are private-equity  investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment  more  appropriately  reflects  the  results of its  operations.  The
Company  also  provides  two  other   supplemental   disclosures   of  operating
performance,  adjusted funds from  operations  ("AFFO") and funds  available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate  depreciation,  amortization of finance costs and costs of management  contracts,  tenant  improvements,  leasing  commissions  and capital expenditures.  The  Company  defines FAD as AFFO  adjusted  for  scheduled  debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

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

   Reporting Supplement
      March 31, 2009

                Company Information
              ------------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 85 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters                1311 Mamaroneck Avenue                 Investor Relations      Jon Grisham
                                      Suite 260                                                      Senior Vice President,
                                      White Plains, NY 10605                                         Chief Accounting Officer
                                                                                                     (914) 288-8142
                                                                                                     jgrisham@acadiarealty.com
                                                                                                     -------------------------------

New York Stock Exchange               Symbol AKR                             Web Site                www.acadiarealty.com


Analyst Coverage                      Bank of Montreal                                 J.P. Morgan Securities, Inc.
                                      Paul Adornato, CFA - (212) 885-4170              Michael W. Mueller, CFA (212) 622-6689
                                      paul.adornato@bmo.com                            michael.w.mueller@jpmorgan.com
                                      ---------------------------------------          ---------------------------------------------

                                      Citigroup - Smith Barney                         RBC Capital Markets
                                      Michael Bilerman - (212) 816-1383                Rich Moore, CFA - (216) 378-7625
                                      michael.bilerman@citi.com                        rich.moore@rbccm.com
                                      ---------------------------------------          ---------------------------------------------

                                      Keefe, Bruyette & Woods, Inc.
                                      Sheila K. McGrath - (212) 887-7793
                                      smcgrath@kbw.com
                                      --------------------------------------

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
                                                                            Adjusted for Issuance of 5.75 million Common Shares
          Reporting Supplement                                                       (using April 27, 2009 share price)
                                                                        ------------------------------------------------------------
             March 31, 2009                                                                                Market Capitalization
                                                                                 Market Capitalization   including the hypothetical
       Total Market Capitalization                                                    including                repayment of
-----------------------------------------                                             subsequent                 debt with
   (including pro-rata share of joint               Market                           repayment of               available
              venture debt)                      Capitalization                       $33 million                cash of
         (dollars in thousands)               as of March 31, 2009                  on credit lines     $142.4 million ("Net Debt")
                                         --------------------------------------  ---------------------- ----------------------------
                                         Percent           Percent of   Percent             Percent of     Percent      Percent of
                                           of                Total        of                  Total           of          Total
                                          Total              Market      Total                Market        Total         Market
                                         Equity          Capitalization Equity            Capitalization    Equity    Capitalization
                                         -------         -------------- -------           --------------  ---------  ---------------
Equity Capitalization
-----------------------------------------
Total Common Shares Outstanding            98.0% $33,907                  98.3%   $39,657               98.3% $39,657
Common Operating Partnership ("OP") Units   1.9%     674                   1.7%       674                1.7%     674
                                                --------                       ----------                    --------
Combined Common Shares and OP Units               34,581                           40,331                      40,331

Share Price 3/31/2009                              10.61                            13.75 (3          )         13.75 (3           )
                                                --------                       ----------                    --------

Equity Capitalization - Common Shares and
 OP Units                                        366,904                          554,551                     554,551
Preferred OP Units (1)                               266                              345                         345
                                                --------                       ----------                    --------
       Total Equity Capitalization               367,170          40.7%           554,896         52.6%       554,896          58.6%
                                                -------- -------------         ---------- -------------      -------- -------------

Debt Capitalization
-----------------------------------------
Consolidated debt                                864,454                          864,454                     864,454
Adjustment to reflect pro-rata share of
 debt                                           (330,504)                        (330,504)                   (330,504)
Subsequent repayment on credit lines                   -                          (33,000)(4          )             -
                                                --------                       ----------                    --------
        Total Debt Capitalization                533,950          59.3%           500,950         47.4%       533,950
                                                -------- -------------         ---------- -------------
Less debt paid with available cash                                                                           (142,442)(5           )
                                                                                                             --------
      Total Net Debt Capitalization                                                                           391,508          41.4%
                                                                                                             -------- -------------

       Total Market Capitalization              $901,120         100.0%        $1,055,846        100.0%      $946,404         100.0%
                                                ======== =============         ========== =============      ======== =============

(1)  Represents 188 Series A Preferred OP Units  convertible  into 25,067 Common
     OP units x share price at quarter end.
(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
(3)  Reflects Common Share price on April 27, 2009.
(4) Reflects the subsequent repayment of $33 million of outstanding credit lines.
(5) Reflects the current cash balance as of 3/31/09 and net preceeds from the Common Share offering.



                                                        Weighted Average Outstanding Common Shares and OP Units
                                                       ----------------------------------------------------------
                                                        March 31, 2009               March 31, 2008
                                                           Quarter     Year-to-date     Quarter     Year-to-date
                                                        ---------------------------------------------------------
Weighted average Common Shares - Basic EPS                  33,902,958    33,902,958     33,747,797    33,747,797
Dilutive potential Common Shares                               147,488       147,488        496,652       496,652
                                                        ---------------------------- ----------------------------
Weighted average Common Shares - Diluted EPS                34,050,446    34,050,446     34,244,449    34,244,449
OP Units                                                       671,732       671,732        645,822       645,822
Dilutive potential of OP Units                                       -             -              -             -
                                                        ---------------------------- ----------------------------
Weighted average Common Shares/OP Units - Diluted FFO       34,722,178    34,722,178     34,890,271    34,890,271
                                                        ============================ ============================


               Reporting Supplement
                  March 31, 2009

Shareholder and OP Unit Information
-----------------------------------
        (amounts in thousands)


                Common Shares (1)
                -----------------                                  Percent of
                                                                   Outstanding
                                                      Common         Common
                                                    Shares Held      Shares
                                                  ---------------  -------------

Morgan Stanley                                              3,420          10.1%
Barclay's Global Investors                                  2,668           7.9%
Vanguard Group                                              2,513           7.4%
Invesco Ltd.                                                2,117           6.2%
Cohen & Steers inc.                                         1,883           5.6%
Goldman Sachs Group                                         1,761           5.2%
Yale University                                             1,691           5.0%
Principal Financial Group                                   1,592           4.7%
Wellington Management                                       1,294           3.8%
State Street Corp.                                          1,238           3.7%
ING Clarion Real Estate Securities                          1,227           3.6%
Heitman Real Estate Securities LLC                          1,217           3.6%
                                                  ---------------  -------------
Total of Ten Largest Institutional Shareholders            22,621          66.7%
                                                  ===============  =============

Total of all Institutional Shareholders                    32,942          97.2%
                                                  ===============  =============


           Operating Partnership Units
           ---------------------------
                                                     OP Units      Percent of
                                                       Held         OP Units
                                                  --------------- --------------

Managment O.P. Unit Holders                                   370          54.9%
Other O.P. Unit Holders                                       304          45.1%
                                                  --------------- --------------

Total O.P. Units                                              674         100.0%
                                                  =============== ==============


(1) Based on most recent Schedule 13F filing
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
            Reporting Supplement
               March 31, 2009

Income Statements - Pro-rata Consolidation(1)
---------------------------------------------
Current Quarter and Year-to-Date
------------------------------------------------------------------------------------------------------------------------------------
               (in thousands)                                               Year-to-Date
                                                                               Period
                                                                           ended March 31,
                                                                                2009
                                                                Core Retail                      Opportunity Funds         Total
                                              --------------------------------------------------------------------------------------
                                                                         Total
                                                 Wholly      Joint    Continuing Discontinued Continuing  Discontinued
                                                 Owned    Ventures (2)Operations  Operations  Operations Operations (3)
                                              --------------------------------------------------------------------------------------
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                 $    12,556 $     1,616 $   14,172 $          -$     2,587 $          18 $     16,777
Percentage rents                                      201           9        210            -          -             -          210
Expense reimbursements - CAM                        2,163         248      2,411            -        174             -        2,585
Expense reimbursements - Taxes                      1,938         252      2,190            -        127             -        2,317
Other property income                                  25           -         25            -         55             -           80
                                              --------------------------------------------------------------------------------------
                                                   16,883       2,125     19,008            -      2,943            18       21,969
                                              --------------------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                            2,777         317      3,094            -        204             -        3,298
Other property operating                              547          87        634            -        622             1        1,256
Real estate taxes                                   2,301         298      2,599            -        302             -        2,901
                                              --------------------------------------------------------------------------------------
                                                    5,625         702      6,327            -      1,128             1        7,456
                                              --------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                  11,258       1,423     12,681            -      1,814            17       14,513

OTHER INCOME (EXPENSE)
Interest income                                     4,797           2      4,799            -         72             -        4,871
Straight-line rent income                             125           4        129            -         24             -          153
Straight-line rents written off                         -           -          -            -         30            24           54
FAS 141 rent                                          (96)         35        (61)           -       (470)            -         (531)
Interest expense                                   (5,166)       (931)    (6,097)           -       (564)            -       (6,661)
FAS 141 interest                                        9           -          9            -          2            (2)           9
Asset and property management expense                 (32)          -        (32)           -         (1)            -          (33)
Promote expense                                         -           -          -            -          -             -            -
Impairment of notes receivable                          -           -          -            -          -             -            -
                                              --------------------------------------------------------------------------------------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME         10,895         533     11,428            -        907            39       12,375
                                              --------------------------------------------------------------------------------------

FEE INCOME
Asset and property management fees                  2,793           -      2,793            -          -             -        2,793
Priority distributions                                111           -        111            -          -             -          111
Transactional fees                                  2,168           -      2,168            -          -             -        2,168
Loan defeasance                                         -           -          -            -          -             -            -
Provision for income taxes                           (804)          -       (804)           -          0             -         (804)
                                              --------------------------------------------------------------------------------------

FEE INCOME                                          4,268           -      4,268            -          0             -        4,269
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                 -           -          -            -       (713)            -         (713)
Promote income - RCP                                    -           -          -            -          -             -            -
Promote income - Fund capital transactions              -           -          -            -        657             -          657
Equity in earnings of unconsolidated
 properties                                             -           -          -            -        (10)            -          (10)
Forfeited properety sale contract deposit           1,730           -      1,730            -          -             -        1,730
Lease termination income                              205           1        206            -          -             -          206
Gain on extinguishment of debt                      3,150           -      3,150            -          -             -        3,150
Provision for income taxes                            277           -        277            -          -             -          277
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                       5,362           1      5,363            -        (66)            -        5,297
                                              --------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                         (6,746)          -     (6,746)           -        (36)            -       (6,782)
                                              --------------------------------------------------------------------------------------

Depreciation and amortization                      (3,928)       (372)    (4,300)           -     (1,005)            -       (5,305)
FAS 141 amortization                                 (227)          -       (227)           -        (85)            -         (312)
Gain on sale of properties                              -           -          -            -          -         1,253        1,253
                                              --------------------------------------------------------------------------------------
Income before minority interest                     9,624         162      9,786            -       (285)        1,292       10,794

Noncontrolling interest - OP                         (132)          -       (132)           -          -           (19)        (151)
Noncontrolling interests                               (9)          -         (9)           -        (12)         (323)        (344)
                                              --------------------------------------------------------------------------------------

NET INCOME                                    $     9,483 $       162 $    9,645 $          -$      (296)$         950 $     10,299
                                              ======================================================================================


                                              --------------------------------------------------------------------------------------
                                                                           Current Quarter
                                                                              3 months
                                                                           ended March 31,
                                                                                2009
                                                                Core Retail                      Opportunity Funds         Total
                                              --------------------------------------------------------------------------------------
                                                                         Total
                                                 Wholly      Joint    Continuing Discontinued Continuing  Discontinued
                                                 Owned    Ventures (2)Operations  Operations  Operations Operations (3)
                                              --------------------------------------------------------------------------------------
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                 $    12,556 $     1,616 $   14,172 $          -$     2,587 $          18 $     16,777
Percentage rents                                      201           9        210            -          -             -          210
Expense reimbursements - CAM                        2,163         248      2,411            -        174             -        2,585
Expense reimbursements - Taxes                      1,938         252      2,190            -        127             -        2,317
Other property income                                  25           -         25            -         55             -           80
                                              --------------------------------------------------------------------------------------
                                                   16,883       2,125     19,008            -      2,943            18       21,969
                                              --------------------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                            2,777         317      3,094            -        204             -        3,298
Other property operating                              547          87        634            -        622             1        1,256
Real estate taxes                                   2,301         298      2,599            -        302             -        2,901
                                              --------------------------------------------------------------------------------------
                                                    5,625         702      6,327            -      1,128             1        7,456
                                              --------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                  11,258       1,423     12,681            -      1,814            17       14,513

OTHER INCOME (EXPENSE)
Interest income                                     4,797           2      4,799            -         72             -        4,871
Straight-line rent income                             125           4        129            -         24             -          153
Straight-line rents written off                         -           -          -            -         30            24           54
FAS 141 rent                                          (96)         35        (61)           -       (470)            -         (531)
Interest expense                                   (5,166)       (931)    (6,097)                   (564)            -       (6,661)
FAS 141 interest                                        9           -          9                       2            (2)           9
Asset and property management expense                 (32)          -        (32)           -         (1)            -          (33)
Promote expense                                         -           -          -            -          -             -            -
Impairment of notes receivable                          -           -          -            -          -             -            -
                                              --------------------------------------------------------------------------------------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME         10,895         533     11,428            -        907            39       12,375
                                              --------------------------------------------------------------------------------------

FEE INCOME
Asset and property management fees                  2,793           -      2,793            -          -             -        2,793
Priority distributions                                111           -        111            -          -             -          111
Transactional fees                                  2,168                  2,168                       -             -        2,168
Loan defeasance                                         -           -          -                       -             -            -
Provision for income taxes                           (804)          -       (804)           -          0             -         (804)
                                              --------------------------------------------------------------------------------------

FEE INCOME                                          4,268           -      4,268            -          0             -        4,269
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                 -           -          -            -       (713)            -         (713)
Promote income - RCP                                    -           -          -            -          -             -            -
Promote income - Fund capital transactions              -           -          -            -        657             -          657
Equity in earnings of unconsolidated
 properties                                             -           -          -            -        (10)            -          (10)
Forfeited properety sale contract deposit           1,730           -      1,730            -          -             -        1,730
Lease termination income                              205           1        206            -          -             -          206
Gain on extinguishment of debt                      3,150                  3,150                       -             -        3,150
Provision for income taxes                            277           -        277            -          -             -          277
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                       5,362           1      5,363            -        (66)            -        5,297
                                              --------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                         (6,746)          -     (6,746)           -        (36)            -       (6,782)
                                              --------------------------------------------------------------------------------------

Depreciation and amortization                      (3,928)       (372)    (4,300)           -     (1,005)            -       (5,305)
FAS 141 amortization                                 (227)          -       (227)                    (85)            -         (312)
Gain on sale of properties                              -           -          -            -          -         1,253        1,253
                                              --------------------------------------------------------------------------------------
Income before minority interest                     9,624         162      9,786            -       (285)        1,292       10,794

Noncontrolling interest - OP                         (132)          -       (132)           -          -           (19)        (151)
Noncontrolling interests                               (9)          -         (9)           -        (12)         (323)        (344)
                                              --------------------------------------------------------------------------------------

NET INCOME                                    $     9,483 $       162 $    9,645 $          -$      (296)$         950 $     10,299
                                              ======================================================================================



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.
(2) The noncontrolling interest's share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $311 for the quarter ended March 31, 2009.
(3) Discontinued Operations reflects six Kroger locations which was sold in January 2009.

    Reporting Supplement
       March 31, 2009

 Income Statements - EBITDA
---------------------------
Current Quarter and Year-to-Date
--------------------------------

                              -----------------------------------------------------------------------------------------
                                                                    Year-to-Date
                                                                       Period
                                                                   ended March 31,
                                                                        2009
                                                 Core Retail                        Opportunity Funds         Total
                              -----------------------------------------------------------------------------------------
                                                          Total
                                 Wholly      Joint     Continuing  Discontinued  Continuing   Discontinued
                                 Owned    Ventures (2) Operations   Operations   Operations    Operations
                              -----------------------------------------------------------------------------------------

NET INCOME                     $    9,483  $       162 $     9,645  $         -  $      (296) $        950  $   10,299

Add back:
Depreciation and amortization       3,928          372       4,300            -        1,005             -       5,305
FAS 141 amortization                  227            -         227            -           85             -         312
Interest expense                    5,166          931       6,097            -          564             -       6,661
FAS 141 interest                       (9)           -          (9)           -           (2)            2          (9)
Gain on sale of properties              -            -           -            -            -        (1,253)     (1,253)
Provision for income taxes            527            -         527            -           (0)            -         527
Noncontrolling interest - OP          132            -         132            -            -            19         151
Noncontrolling interests                9            -           9            -           12           323         344
                              -----------------------------------------------------------------------------------------

EBIDTA                         $   19,463  $     1,465 $    20,928  $         -  $     1,367  $         41  $   22,337
                              =========================================================================================


                               ----------------------------------------------------------------------------------------
                                                                   Current Quarter
                                                                       3 months
                                                                   ended March 31,
                                                                         2009
                                                 Core Retail                        Opportunity Funds         Total
                               ----------------------------------------------------------------------------------------
                                                          Total
                                 Wholly      Joint     Continuing  Discontinued  Continuing   Discontinued
                                  Owned   Ventures (2) Operations   Operations   Operations    Operations
                               ----------------------------------------------------------------------------------------


NET INCOME                     $    9,483  $       162 $     9,645  $         -  $      (296) $        950  $   10,299

Add back:
Depreciation and amortization       3,928          372       4,300            -        1,005             -       5,305
FAS 141 amortization                  227            -         227            -           85             -         312
Interest expense                    5,166          931       6,097            -          564             -       6,661
FAS 141 interest                       (9)           -          (9)           -           (2)            2          (9)
Gain on sale of properties              -            -           -            -            -        (1,253)     (1,253)
Provision for income taxes            527            -         527            -           (0)            -         527
Noncontrolling interest - OP          132            -         132            -            -            19         151
Noncontrolling interests                9            -           9            -           12           323         344
                               ----------------------------------------------------------------------------------------

EBIDTA                         $   19,463  $     1,465 $    20,928  $         -  $     1,367  $         41  $   22,337
                               ========================================================================================

                              Reporting Supplement
                                 March 31, 2009

                        Funds from Operations ("FFO")(1)                                            2008                   2007
                        --------------------------------                               ------------------------------ --------------

                                                                                       ------------------------------
                                                                                          Current         Current         Prior
                                                                                        Year-to-Date      Quarter        Quarter

                                                                                         Year ended   3 months ended  3 months ended
                         Funds from operations ("FFO"):                          Notes March 31, 2009 March 31, 2009  March 31, 2008
                         ------------------------------                                -------------- --------------  --------------

Net Income                                                                             $     10,299   $       10,299  $       8,238
Add back:
Depreciation of real estate and amortization of leasing costs:
  (net of noncontrolling interest share)
     Consolidated subsidiaries                                                                4,370            4,370          3,566
     Unconsolidated subsidiaries                                                                372              372            500
(Gain) loss on sale of properties (net of noncontrollling interest share)                         -
     Consolidated subsidiaries                                                                 (929)            (929)             -
     Unconsolidated subsidiaries                                                                  -                -              -
Income attributable to noncontrolling interests' share in Operating Partnership                 151              151              -
Extraordinary item (net of noncontrolling interests' share and income taxes)                      -                               -
Distributions on Preferred OP Units                                                               5                5              5
                                                                                       -------------- --------------- --------------
                                                                             FFO       $     14,268   $       14,268  $      12,309
                                                                                       ============== =============== ==============

                    Adjusted Funds from operations ("AFFO"):
                    ----------------------------------------
Diluted FFO                                                                            $     14,268   $       14,268  $      12,309
Straight line rent, net                                                                        (153)            (153)           231
Non real estate depreciation                                                                    182              182            227
Amortization of finance costs                                                                   285              285            302
Amortization of cost of management contracts                                                     58               58            200
Tenant improvements                                                                            (544)            (544)          (238)
Leasing commissions                                                                            (187)            (187)          (126)
Capital expenditures                                                                             (9)              (9)           (44)
                                                                                       -------------- --------------- --------------

                                                                            AFFO       $     13,900   $       13,900  $      12,861
                                                                                       ============== =============== ==============

                    Funds Available for Distribution ("FAD")
                    ----------------------------------------
AFFO                                                                                   $     13,900   $       13,900  $      12,861
Scheduled prinicpal repayments                                                                 (398)            (398)          (711)
                                                                                       -------------- --------------- --------------

                                                                             FAD       $     13,502   $       13,502  $      12,150
                                                                                       ============== =============== ==============

                  Total weighted average shares and OP Units:
Basic                                                                                        34,575           34,575         33,603
                                                                                       ============== =============== ==============
Diluted                                                                                      34,722           34,722         33,603
                                                                                       ============== =============== ==============

                                 FFO per share:
FFO per share - Basic                                                               (3)$       0.41   $         0.41  $        0.37
                                                                                       ============== =============== ==============
FFO per share - Diluted                                                             (3)$       0.41   $         0.41  $        0.37
                                                                                       ============== =============== ==============

 AFFO per share - Basic                                                             (3)$       0.40   $         0.40  $        0.38
                                                                                       ============== =============== ==============
 AFFO per share - Diluted                                                           (3)$       0.40   $         0.40  $        0.38
                                                                                       ============== =============== ==============

 FAD per share - Basic                                                              (3)$       0.39   $         0.39  $        0.36
                                                                                       ============== =============== ==============
 FAD per share - Diluted                                                            (3)$       0.39   $         0.39  $        0.36
                                                                                       ============== =============== ==============

(1)  Quarterly   results  are  unaudited,   although  they  reflect  all
     adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

     Quarterly  Preferred OP Unit  distributions are added back for the purposes
     of  calculating   diluted  FFO.  Refer  to  "Market   Capitalization"   for
     weighted-average basic and diluted shares.

                       Reporting Supplement
                         March 31, 2009

                    2009 Guidance - Highlights
                    --------------------------
(in millions except per share amounts, all per share amounts are fully diluted)

                                                                            Original               Revised
                                                                          2009 Guidance         2009 Guidance
 Overall:                                                                   Low/High            Low/High (2)          2008 Actual
 --------                                                             --------------------  --------------------   -----------------

Full year Funds from Operations ("FFO") per share(1)                     $1.05 to $1.19        $0.96 to $1.09            $1.10
                                                                      ====================  ====================   =================
Earnings per Share ("EPS") (1)                                           $0.51 to $0.65        $0.47 to $0.60            $0.74
                                                                      ====================  ====================   =================

 FFO Components:
 ---------------

 Core and pro-rata share of opportunity Fund ("Fund") portfolio
  income                                                                 $38.9 to $41.2        $38.9 to $41.2            $38.9
                                                                      ====================  ====================   =================
 Asset and property management fee income, net of TRS taxes                  $11.1                 $11.1                 $10.2
                                                                      ====================  ====================   =================
 Transactional fee income, net of TRS taxes                               $9.4 to $10.3         $9.4 to $10.3            $8.3
                                                                      ====================  ====================   =================
 Promote, RCP and other income, net of TRS taxes                          $5.4 to $6.6          $5.4 to $6.6             $9.5
                                                                      ====================  ====================   =================
 General and administrative expense                                    $(26.0) to $(25.5)    $(26.0) to $(25.5)         $(26.4)
                                                                      ====================  ====================   =================
 Total                                                                   $38.8 to $43.7        $38.8 to $43.7            $40.5
                                                                      ====================  ====================   =================
 Non-cash interest pursuant to FSP 14-1                                      $(2.2)                $(2.2)               $(2.1)
                                                                      ====================  ====================   =================
 Net                                                                     $36.6 to $41.5        $36.6 to $41.5            $38.4
                                                                      ====================  ====================   =================

(1) Projected 2009 and 2008 actual results are presented after giving effect to FASB Staff Position 14-1 "Accounting for Convertible Debt Instruments That
     May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)"
     ("FSP 14-1"). The adoption of this pronouncement in 2009 will result in an additional annual non-cash interest charge of $2.2 million, or $0.06 per share. Before the adoption of FSP 14-1, Projected 2009 and 2008 actual results are as follows:

     Full year FFO per share before FSP 14-1 interest adjustment         $1.11 to $1.25        $1.02 to $1.15             $1.16
                                                                      ====================  ====================   =================
     Full year EPS before FSP 14-1 interest adjustment                   $0.57 to $0.71        $0.53 to $0.66             $0.80
                                                                      ====================  ====================   =================

(2) Based solely on the effect of the Common Shares issued during April 2009, the Company has updated its 2009 guidance for EPS to be $0.04 to $0.05 lower and FFO per share to be $0.09 to $0.10 lower than each of the low and high ends of its previous guidance ranges.

                    Reporting Supplement
                       March 31, 2009

     Income Statements - Fee income by Opportunity Fund
     --------------------------------------------------
                       (in thousands)

                                                                Fund I     Fund II      Fund III      Other        Total
                                                             ---------------------------------------------------------------
Period ended March 31, 2009
Asset and property management fees                           $         -  $       982  $     1,511  $       300  $     2,793
Transactional fees                                                    35        1,305          371          457        2,168
                                                             ---------------------------------------------------------------
                                                                      35        2,287        1,882          757        4,961
Priority distributions (Asset and property management fees)          111            -            -            -          111
                                                             ---------------------------------------------------------------
Total management fees and priority distributions             $       146  $     2,287  $     1,882  $       757  $     5,072
                                                             ===============================================================


                                                                Fund I     Fund II      Fund III      Other        Total
                                                             ---------------------------------------------------------------
Three months ended December 31, 2009
Asset and property management fees                           $         -  $         -  $         -  $         -  $         -
Transactional fees                                                                                                         -
                                                             ---------------------------------------------------------------
                                                                       -            -            -            -            -
Priority distributions (Asset and property management fees)                                                                -
                                                             ---------------------------------------------------------------
Total management fees and priority distributions             $         -  $         -  $         -  $         -  $         -
                                                             ===============================================================

                                                                Fund I     Fund II      Fund III      Other        Total
                                                             ---------------------------------------------------------------
Three months ended September 30, 2009
Asset and property management fees                           $         -  $         -  $         -  $         -  $         -
Transactional fees                                                                                                         -
                                                             ---------------------------------------------------------------
                                                                       -            -            -            -            -
Priority distributions (Asset and property management fees)                                                                -
                                                             ---------------------------------------------------------------
Total management fees and priority distributions             $         -  $         -  $         -  $         -  $         -
                                                             ===============================================================


                                                                Fund I     Fund II      Fund III      Other        Total
                                                             ---------------------------------------------------------------
Three months ended June 30, 2009
Asset and property management fees                           $         -  $         -  $         -  $         -  $         -
Transactional fees                                                                                                         -
                                                             ---------------------------------------------------------------
                                                                       -            -            -            -            -
Priority distributions (Asset and property management fees)                                                                -
                                                             ---------------------------------------------------------------
Total management fees and priority distributions             $         -  $         -  $         -  $         -  $         -
                                                             ===============================================================


                                                                Fund I     Fund II      Fund III      Other        Total
                                                             ---------------------------------------------------------------
Three months ended March 31, 2009
Asset and property management fees                           $         -  $       982  $     1,511  $       300  $     2,793
Transactional fees                                                    35        1,305          371          457        2,168
                                                             ---------------------------------------------------------------
                                                                      35        2,287        1,882          757        4,961
Priority distributions (Asset and property management fees)          111            -            -            -          111
                                                             ---------------------------------------------------------------
Total management fees and priority distributions             $       146  $     2,287  $     1,882  $       757  $     5,072
                                                             ===============================================================

      Reporting Supplement
         March 31, 2009
 Income Statements -OpportunityFunds (1)
----------------------------------------
Current Quarter and Year-to-Date
----------------------------------
         (in thousands)
                                  --------------------------------------------------------------------------------------------------
                                                                             Year-to-Date
                                                                                Period
                                                                         ended March 31, 2009
                                  --------------------------------------------------------------------------------------------------
                                                                                    Continuing Discontinued
                                                                                    Operations  Operatiosn
                                     Fund I      Fund I      Fund I        AKR       AKR Pro-    AKR Pro-                  AKR
                                   Continuing DiscontinuedConsolidated   Promote    rata share  rata share               Promote
                                   Operations  Operations  Operations     20.00%      22.22%      22.22%    Mervyns I     20.00%
                                  --------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $     2,070 $        82  $     2,152 $       430 $       364 $        18 $         - $         -
Percentage rents                            -           -            -           -           -           -           -           -
Expense reimbursements - CAM               64           -           64          13          11           -           -           -
Expense reimbursements - Taxes             80           -           80          16          14           -           -           -
Other property income                       2           -            2           0           0           -           -           -
                                  --------------------------------------------------------------------------------------------------
                                        2,216          82        2,298         460         390          18           -           -
                                  --------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                  125           3          128          26          22           1           -           -
Other property operating                   70           -           70          14          12           -           -           -
Real estate taxes                         112           -          112          22          20           -           -           -
                                  --------------------------------------------------------------------------------------------------
                                          307           3          310          62          54           1           -           -
                                  --------------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES
 (3)                                    1,909          79        1,988         398         336          17           -           -

OTHER INCOME (EXPENSE)
Interest income                            15           -           15           3           3           -           -           -
Straight-line rent income                (147)        106          (41)         (8)        (31)         24           -           -
Straight-line rents written off             -           -            -           -           -           -           -           -
FAS 141 rent                               (2)          -           (2)         (0)         (0)          -           -           -
Interest expense                         (167)         (7)        (174)        (35)        (29)         (2)          -           -
FAS 141 interest                            -           -            -           -           -           -           -           -
Property management expense                (2)          -           (2)         (0)         (0)          -           -           -
Promote expense                          (890)          -         (890)          -           -           -           -           -
Impairment of notes receivable              -           -            -           -           -           -           -           -
                                  --------------------------------------------------------------------------------------------------

OPPORTUNITY FUND INCOME                   716         178          894         357         278          39           -           -

FEE INCOME
Asset and property management
 fees                                       -           -            -           -           -           -           -           -
Priority distributions                      -           -            -           -           -           -           -           -
Transactional fees                          -           -            -           -           -           -
Loan defeasance                             -           -            -           -           -           -           -           -
Provision for income taxes                  -           -            -           -           -           -           1           0
                                  --------------------------------------------------------------------------------------------------

FEE INCOME                                  -           -            -           -           -           -           1           0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                                -           -            -           -           -           -      (1,565)          -
Promote income - RCP                        -           -            -           -           -           -           -           -
Promote income - Fund capital
 transactions                               -           -            -           -           -           -           -           -
Equity in earnings of
 unconsolidated properties                (27)          -          (27)         (5)         (5)          -           -           -
Receipt of forfeited deposit                -           -            -           -           -           -           -           -
Lease termination income                    -           -            -           -           -           -           -           -
Gain on extinguishment of debt              -           -            -           -           -           -           -           -
Provision for income taxes                  -           -            -           -           -           -           -           -
                                  --------------------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME             (27)          -          (27)         (5)         (5)          -      (1,565)          -
                                  --------------------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                (45)          -          (45)         (9)         (8)          -           -           -

Depreciation and amortization          (1,149)          -       (1,149)       (230)       (204)          -           -           -
FAS 141 amortization                       (1)          -           (1)         (0)         (0)          -           -           -
Gain on sale of properties                  -       5,637        5,637       1,127        (251)      1,253           -           -
                                  --------------------------------------------------------------------------------------------------
Income before minority interest          (506)      5,815        5,309       1,240        (190)      1,292      (1,564)          0

Minority interest - OP                      -           -            -           -           -           -           -           -
Minority interest                        (115)     (1,454)      (1,569)       (314)         44        (323)          -           -
                                  --------------------------------------------------------------------------------------------------

NET INCOME                        $      (621)$     4,361  $     3,740 $       926 $      (146)$       969 $    (1,564)$         0
                                  ==================================================================================================


                                 ---------------------------------------------------------------------------------------------------
                                                                            Year-to-Date
                                                                               Period
                                                                        ended March 31, 2009
                                 ---------------------------------------------------------------------------------------------------
                                    AKR Pro-                 AKR Pro-                AKR Pro-               AKR Pro-       Total
                                   rata share               rata share              rata share             rata share    AKR Pro-
                                      22.22%     Fund II       20.00%   Mervyns II     20.00%    Fund III    19.9005%   rata share
                                 ---------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $         - $      4,024 $       805 $         - $         - $     4,957 $       987 $      2,605
Percentage rents                            -            -           -           -           -           -           -            -
Expense reimbursements - CAM                -          513         103           -           -         236          47          174
Expense reimbursements - Taxes              -          140          28           -           -         349          69          127
Other property income                       -           27           5           -           -         248          49           55
                                 ---------------------------------------------------------------------------------------------------
                                            -        4,704         941           -           -       5,790       1,152        2,961
                                 ---------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                    -          545         109           -           -         236          47          204
Other property operating                    -        1,314         263           -           -       1,671         333          622
Real estate taxes                           -          383          77           -           -         920         183          302
                                 ---------------------------------------------------------------------------------------------------
                                            -        2,242         449           -           -       2,827         563        1,129
                                 ---------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                             -        2,462         492           -           -       2,963         589        1,832

OTHER INCOME (EXPENSE)
Interest income                             -            3           1           1           -         327          65           72
Straight-line rent income                   -          148          30           -           -          44           9           24
Straight-line rents written off             -          272          54           -           -           -           -           54
FAS 141 rent                                -          (65)        (13)          -           -      (2,292)       (456)        (470)
Interest expense                            -         (894)       (179)          -           -      (1,604)       (319)        (564)
FAS 141 interest                            -            -           -           -           -           -           -            -
Property management expense                 -       (1,292)          -           -           -      (2,162)          -           (1)
Promote expense                             -            -           -           -           -           -           -            -
Impairment of notes receivable              -            -           -           -           -           -           -            -
                                 ---------------------------------------------------------------------------------------------------

OPPORTUNITY FUND INCOME                     -          634         385           1           -      (2,724)       (112)         947

FEE INCOME
Asset and property management
 fees                                       -            -           -           -           -           -           -            -
Priority distributions                      -            -           -           -           -           -           -            -
Transactional fees
Loan defeasance                             -            -           -           -           -           -           -            -
Provision for income taxes                  0            -           -           -           -           -           -            0
                                 ---------------------------------------------------------------------------------------------------

FEE INCOME                                  0            -           -           -           -           -           -            0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                             (348)         (10)         (2)     (1,816)       (363)          -           -         (713)
Promote income - RCP                        -            -           -           -           -           -           -            -
Promote income - Fund capital
 transactions                               -            -           -           -           -           -           -            -
Equity in earnings of
 unconsolidated properties                  -            -           -           -           -           -           -          (10)
Receipt of forfeited deposit                -            -           -           -           -           -           -            -
Lease termination income                    -            -           -           -           -           -           -            -
Gain on extinguishment of debt              -            -           -           -           -           -           -            -
Provision for income taxes                  -            -           -           -           -           -           -            -
                                 ---------------------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME            (348)         (10)         (2)     (1,816)       (363)          -           -         (723)
                                 ---------------------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                  -          (59)        (12)          -           -         (37)         (7)         (36)

Depreciation and amortization               -       (1,656)       (331)          -           -      (1,207)       (240)      (1,005)
FAS 141 amortization                        -          (69)        (14)          -           -        (355)        (71)         (85)
Gain on sale of properties                  -            -           -           -           -           -           -        2,129
                                 ---------------------------------------------------------------------------------------------------
Income before minority interest          (348)      (1,160)         26      (1,815)       (363)     (4,323)       (430)       1,227

Minority interest - OP                      -            -           -           -           -           -           -            -
Minority interest                           -           42           8           -           -         152          30         (555)
                                 ---------------------------------------------------------------------------------------------------

NET INCOME                        $      (348)$     (1,118)$        34 $    (1,815)$      (363)$    (4,171)$      (400)$        672
                                 ===================================================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
     The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
     In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro- rata share of these expenses.
(3) Includes majority- owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $428 for the quarter ended March 31, 2009.

       Reporting Supplement
          March 31, 2009
 Income Statements -Opportunity Funds (1)
-----------------------------------------
 Current Quarter and Year-to-Date
----------------------------------
          (in thousands)
                                  --------------------------------------------------------------------------------------------------
                                                                           Current Quarter
                                                                                Period
                                                                         ended March 31, 2009
                                  --------------------------------------------------------------------------------------------------
                                                                                    Continuing Discontinued
                                                                                    Operations  Operatiosn
                                     Fund I       Fund I       Fund I      AKR       AKR Pro-    AKR Pro-                 AKR
                                   Continuing  Discontinued     Con-     Promote    rata share  rata share              Promote
                                                             solidated
                                   Operations   Operations   Operations   20.00%      22.22%      22.22%   Mervyns I     20.00%
                                  --------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $     2,070 $           82 $   2,152 $       430 $       364 $        18 $       - $           -
Percentage rents                            -              -         -           -           -           -         -             -
Expense reimbursements - CAM               64              -        64          13          11           -         -             -
Expense reimbursements - Taxes             80              -        80          16          14           -         -             -
Other property income                       2              -         2           0           0           -         -             -
                                  --------------------------------------------------------------------------------------------------
                                        2,216             82     2,298         460         390          18         -             -
                                  --------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                  125              3       128          26          22           1         -             -
Other property operating                   70              -        70          14          12           -         -             -
Real estate taxes                         112              -       112          22          20           -         -             -
                                  --------------------------------------------------------------------------------------------------
                                          307              3       310          62          54           1         -             -
                                  --------------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES
 (4)                                    1,909             79     1,988         398         336          17         -             -

OTHER INCOME (EXPENSE)
Interest income                            15              -        15           3           3           -         -             -
Straight-line rent income                (147)           106       (41)         (8)        (31)         24         -             -
Straight-line rents written off             -              -         -           -           -           -         -             -
FAS 141 rent                               (2)             -        (2)         (0)         (0)          -         -             -
Interest expense                         (167)            (7)     (174)        (35)        (29)         (2)        -             -
FAS 141 interest                            -              -         -           -           -           -         -             -
Asset and property management
 expense                                   (2)             -        (2)         (0)         (0)          -         -             -
Promote expense                          (890)             -      (890)          -           -           -         -             -
Impairment of notes receivable              -              -         -           -           -           -         -             -
                                  --------------------------------------------------------------------------------------------------

OPPORTUNITY FUND INCOME                   716            178       894         357         278          39         -             -

FEE INCOME
Asset and property management fees          -              -         -           -           -           -         -             -
Priority distributions                      -              -         -           -           -           -         -             -
Transactional fees                          -              -         -
Loan defeasance                             -              -         -           -           -           -         -             -
Provision for income taxes                  -              -         -           -           -           -         1             0
                                  --------------------------------------------------------------------------------------------------

FEE INCOME                                  -              -         -           -           -           -         1             0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                                -              -         -           -           -           -    (1,565)            -
Promote income - RCP                        -              -         -           -           -           -         -             -
Promote income - Fund capital
 transactions                               -              -         -                                   -         -             -
Equity in earnings of
 unconsolidated properties                (27)             -       (27)         (5)         (5)          -         -             -
Receipt of forfeited deposit                -              -         -           -           -           -         -             -
Lease termination income                    -              -         -           -           -           -         -             -
Gain on extinguishment of debt              -              -         -           -           -           -         -             -
Provision for income taxes                  -              -         -           -           -           -         -             -
                                  --------------------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME             (27)             -       (27)         (5)         (5)          -    (1,565)            -
                                  --------------------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                (45)             -       (45)         (9)         (8)          -         -             -

Depreciation and amortization          (1,149)             -    (1,149)       (230)       (204)          -         -             -
FAS 141 amortization                       (1)             -        (1)         (0)         (0)          -         -             -
Gain on sale of properties                  -          5,637     5,637       1,127        (251)      1,253         -             -
                                  --------------------------------------------------------------------------------------------------
Income before minority interest          (506)         5,815     5,309       1,240        (190)      1,292    (1,564)            0

Minority interest - OP                      -              -         -           -           -           -         -             -
Minority interest                        (115)        (1,454)   (1,569)       (314)         44        (323)        -             -
                                  --------------------------------------------------------------------------------------------------

NET INCOME                        $      (621)$        4,361 $   3,740 $       926 $      (146)$       969 $  (1,564)$           0
                                  ==================================================================================================


                                 ---------------------------------------------------------------------------------------------------
                                                                           Current Quarter
                                                                               Period
                                                                        ended March 31, 2009
                                 ---------------------------------------------------------------------------------------------------
                                    AKR Pro-                AKR Pro-                 AKR Pro-                AKR Pro-      Total
                                   rata share              rata share               rata share              rata share   AKR Pro-
                                     22.22%      Fund II      20.00%    Mervyns II    20.00%     Fund III    19.9005%   rata share
                                 ---------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $         - $      4,024 $      805  $         - $         - $     4,957 $       987 $      2,605
Percentage rents                            -            -          -            -           -           -           -            -
Expense reimbursements - CAM                -          513        103            -           -         236          47          174
Expense reimbursements - Taxes              -          140         28            -           -         349          69          127
Other property income                       -           27          5            -           -         248          49           55
                                 ------------------------------------- -------------------------------------------------------------
                                            -        4,704        941            -           -       5,790       1,152        2,961
                                 ------------------------------------- -------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                    -          545        109            -           -         236          47          204
Other property operating                    -        1,314        263            -           -       1,671         333          622
Real estate taxes                           -          383         77            -           -         920         183          302
                                 ------------------------------------- -------------------------------------------------------------
                                            -        2,242        449            -           -       2,827         563        1,129
                                 ------------------------------------- -------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES
 (4)                                        -        2,462        492            -           -       2,963         589        1,832

OTHER INCOME (EXPENSE)
Interest income                             -            3          1            1           -         327          65           72
Straight-line rent income                   -          148         30            -           -          44           9           24
Straight-line rents written off             -          272         54            -           -           -           -           54
FAS 141 rent                                -          (65)       (13)           -           -      (2,292)       (456)        (470)
Interest expense                            -         (894)      (179)           -           -      (1,604)       (319)        (564)
FAS 141 interest                            -            -          -            -           -           -           -            -
Asset and property management
 expense                                    -       (1,292)         -            -           -      (2,162)          -           (1)
Promote expense                             -            -          -            -           -           -           -            -
Impairment of notes receivable              -            -          -            -           -           -           -            -
                                 ------------------------------------- -------------------------------------------------------------

OPPORTUNITY FUND INCOME                     -          634        385            1           -      (2,724)       (112)         947

FEE INCOME
Asset and property management
 fees                                       -            -          -            -           -           -           -            -
Priority distributions                      -            -          -            -           -           -           -            -
Transactional fees                                                                                                                -
Loan defeasance                             -            -          -            -           -           -           -            -
Provision for income taxes                  0            -          -            -           -           -           -            0
                                 ------------------------------------- -------------------------------------------------------------

FEE INCOME                                  0            -          -            -           -           -           -            0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                             (348)         (10)        (2)      (1,816)       (363)          -           -         (713)
Promote income - RCP                        -            -          -            -           -           -           -            -
Promote income - Fund capital
 transactions                               -            -          -            -           -           -           -            -
Equity in earnings of
 unconsolidated properties                  -            -          -            -           -           -           -          (10)
Receipt of forfeited deposit                -            -          -            -           -           -           -            -
Lease termination income                    -            -          -            -           -           -           -            -
Gain on extinguishment of debt              -            -          -            -           -           -           -            -
Provision for income taxes                  -            -          -            -           -           -           -            -
                                 ------------------------------------- -------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME            (348)         (10)        (2)      (1,816)       (363)          -           -         (723)
                                 ------------------------------------- -------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                  -          (59)       (12)           -           -         (37)         (7)         (36)

Depreciation and amortization               -       (1,656)      (331)           -           -      (1,207)       (240)      (1,005)
FAS 141 amortization                        -          (69)       (14)           -           -        (355)        (71)         (85)
Gain on sale of properties                  -            -          -            -           -           -           -        2,129
                                 ------------------------------------- -------------------------------------------------------------
Income before minority interest          (348)      (1,160)        26       (1,815)       (363)     (4,323)       (430)       1,227

Minority interest - OP                      -            -          -            -           -           -           -            -
Minority interest                           -           42          8            -           -         152          30         (555)
                                 ------------------------------------- -------------------------------------------------------------

NET INCOME                        $      (348)$     (1,118)$       34  $    (1,815)$      (363)$    (4,171)$      (400)$        672
                                 ===================================== =============================================================

    Reporting Supplement
       March 31, 2009
 Income Statements - Joint Ventures (1)
---------------------------------------
Current Quarter and Year-to-
            Date
---------------------------- --------------------------------------------------- ---------------------------------------------------
       (in thousands)                           Year-to-Date                                       Current Quarter
                                                   Period                                             3 months
                                               Ended March 31,                                     Ended March 31,
                                                    2009                                                2009
                             --------------------------------------------------- ---------------------------------------------------
                                        Joint Ventures - Core Retail                        Joint Ventures - Core Retail
                             --------------------------------------------------- ---------------------------------------------------
                                         AKR Pro-             AKR Pro-   Total                AKR Pro-             AKR Pro-  Total
                                           rata                 rata                            rata                 rata
                                           share                share  AKR Pro-                 share                share  AKR Pro-
                                                                         rata                                                rata
                              Brandywine   22.22%  Crossroads   49.00%   share   Brandywine JV  22.22%  Crossroads   49.00%   share
                             --------------------------------------------------- ---------------------------------------------------

PROPERTY REVENUES
Minimum rents                $     4,002 $    889 $     1,484 $    727 $  1,616  $      4,002 $    889 $     1,484 $    727  $1,616
Percentage rents                      39        9           -        -        9            39        9           -        -       9
Expense reimbursements - CAM         603      134         232      114      248           603      134         232      114     248
Expense reimbursements -
 Taxes                               254       56         399      196      252           254       56         399      196     252
Other property income                  -        -           -        -        -             -        -           -        -       -
                             --------------------------------------------------- ---------------------------------------------------
                                   4,898    1,088       2,115    1,037    2,125         4,898    1,088       2,115    1,037   2,125
                             --------------------------------------------------- ---------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM             916      204         231      113      317           916      204         231      113     317
Other property operating             254       56          64       31       87           254       56          64       31      87
Real estate taxes                    290       64         478      234      298           290       64         478      234     298
                             --------------------------------------------------- ---------------------------------------------------
                                   1,460      324         773      378      702         1,460      324         773      378     702
                             --------------------------------------------------- ---------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                        3,438      764       1,342      659    1,423         3,438      764       1,342      659   1,423

OTHER INCOME (EXPENSE)
Interest income                        2        -           4        2        2             2        -           4        2       2
Straight-line rent income             47       10         (12)      (6)       4            47       10         (12)      (6)      4
Straight-line rents written
 off                                   -        -           -        -        -             -        -           -        -       -
FAS 141 rent                         157       35           -        -       35           157       35           -        -      35
Interest expense                  (2,518)    (516)       (846)    (415)    (931)       (2,518)    (516)       (846)    (415)   (931)
FAS 141 interest                       -        -           -        -        -             -        -           -        -       -
Property management expense         (261)       -           -        -        -          (261)       -           -        -       -
Promote expense                        -        -           -        -        -             -        -           -        -       -
Impairment of notes
 receivable                            -        -           -        -        -             -        -           -        -       -
                             --------------------------------------------------- ---------------------------------------------------
CORE PORTFOLIO AND
 OPPORTUNITY FUND INCOME             865      293         488      240      533           865      293         488      240     533

FEE INCOME
Asset and property
 management fees                       -        -           -        -        -             -        -           -        -       -
Priority distributions                 -        -           -        -        -             -        -           -        -       -
Transactional fees
Loan defeasance                        -        -           -        -        -             -        -           -        -       -
Provision for income taxes             -        -           -        -        -             -        -           -        -       -
                             --------------------------------------------------- ---------------------------------------------------
FEE INCOME                             -        -           -        -        -             -        -           -        -       -

PROMOTE, RCP AND OTHER
 INCOME
Equity in earnings from RCP
 investments                           -        -           -        -        -             -        -           -        -       -
Promote income - RCP                   -        -           -        -        -             -        -           -        -       -
Promote income - Fund
 capital transactions                  -        -           -        -        -             -        -           -        -       -
Equity in earnings of
 unconsolidated properties             -        -           -        -        -             -        -           -        -       -
Receipt of forfeited deposit           -        -           -        -        -             -        -           -        -       -
Lease termination income               -        -           2        1        1             -        -           2        1       1
Gain on extinguishment of
 debt                                  -        -           -        -        -             -        -           -        -       -
Provision for income taxes             -        -           -        -        -             -        -           -        -       -
                             --------------------------------------------------- ---------------------------------------------------
PROMOTE, RCP AND OTHER
 INCOME                                -        -           2        1        1             -        -           2        1       1

GENERAL AND ADMINISTRATIVE             -        -           -        -        -             -        -           -        -       -
                                                                                -

Depreciation and
 amortization                       (904)    (201)       (148)    (171)    (372)         (904)    (201)       (148)    (171)   (372)
FAS 141 amortization                   -        -           -        -        -             -        -           -        -       -
Gain on sale of properties             -        -           -        -        -             -        -           -        -       -
                             --------------------------------------------------- ---------------------------------------------------
Income before minority
 interest                            (39)      92         342       70      162           (39)      92         342       70     162

Minority interest - OP                 -        -           -        -        -             -        -           -        -       -
Minority interest                      -        -           -        -        -             -        -           -        -       -
                             --------------------------------------------------- ---------------------------------------------------

NET INCOME                   $       (39)$     92 $       342 $     70 $    162  $        (39)$     92 $       342 $     70  $  162
                             =================================================== ===================================================

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

    Reporting
    Supplement
  March 31, 2009

Income Statements - Current v. Prior Year (1)
---------------------------------------------
  (in thousands)

                   --------------------------------------------------- -------------------------------------------------------------
                                     Current Quarter                                        Prior Year Quarter
                                        3 months                                                 3 months
                                     ended March 31,                                          ended March 31,
                                          2009                                                     2008
                   --------------------------------------------------- -------------------------------------------------------------
                               Core               Opportunity                      Core               Opportunity
                              Retail                 Funds                        Retail                 Funds       Residential
CORE PORTFOLIO AND
 OPPORTUNITY FUND              Dis-      Oppor-       Dis-                         Dis-      Oppor-       Dis-           Dis-
      INCOME         Core   continued    tunity    continued             Core   continued    tunity    continued      continued
                    Retail  Operations    Funds    Operations  Total    Retail  Operations    Funds    Operations Operations Total
                   --------------------------------------------------- -------------------------------------------------------------
PROPERTY REVENUES
Minimum rents      $14,172  $         - $   2,587  $       18 $16,777  $14,224  $         - $   2,135  $      573  $    918 $17,850
Percentage rents       210            -         -           -     210      205            -         -           -         -     205
Expense
 reimbursements -
 CAM                 2,411            -       174           -   2,585    2,419            -        67           -         -   2,486
Expense
 reimbursements -
 Taxes               2,190            -       127           -   2,317    2,286            -        49           -         -   2,335
Other property
 income                 25            -        55           -      80      141            -        89           -        75     305
                   --------------------------------------------------- -------------------------------------------------------------
                    19,008            -     2,943          18  21,969   19,275            -     2,340         573       993  23,181
                   --------------------------------------------------- -------------------------------------------------------------
PROPERTY EXPENSES
Property operating
 - CAM               3,094            -       204           -   3,298    2,817            -       193           5         -   3,015
Other property
 operating             634            -       622           1   1,256      780            -       171          10       416   1,377
Real estate taxes    2,599            -       302           -   2,901    2,567            -       146           -        50   2,763
                   --------------------------------------------------- -------------------------------------------------------------
                     6,327            -     1,128           1   7,456    6,164            -       510          15       466   7,155
                   --------------------------------------------------- -------------------------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES (3)     12,681            -     1,814          17  14,513   13,111            -     1,830         558       527  16,026

OTHER INCOME
 (EXPENSE)
Interest income      4,799            -        72           -   4,871    2,305            -       154           -         8   2,467
Straight-line rent
 income                129            -        24           -     153      280            -      (143)         (5)        -     132
Straight-line
 rents written off       -            -        30          24      54      (61)           -         -           -         -     (61)
FAS 141 rent           (61)           -      (470)          -    (531)     (78)           -       (24)          -         -    (102)
Interest expense    (6,097)           -      (564)          -  (6,661)  (5,726)           -      (490)        (30)        -  (6,246)
FAS 141 interest         9            -         2          (2)      9       20                      -           -         -      20
Property
 management
 expense               (32)           -        (1)          -     (33)     (32)           -        (2)          -       (14)    (48)
Promote expense          -            -         -           -       -        -            -         -           -         -       -
Impairment of
 notes receivable        -            -         -           -       -        -            -         -           -         -       -
                   --------------------------------------------------- -------------------------------------------------------------

CORE PORTFOLIO AND
 OPPORTUNITY FUND
 INCOME             11,428            -       907          39  12,375    9,819            -     1,325         523       521  12,188

FEE INCOME
Asset and property
 management fees     2,793            -         -           -   2,793    6,706            -         -           -         -   6,706
Priority
 distributions         111            -         -           -     111      135            -         -           -         -     135
Transactional fees   2,168                                      2,168
Loan defeasance          -            -         -           -       -        -                      -           -         -       -
Provision for
 income taxes         (804)           -         0           -    (804)       -            -         -           -         -       -
                   --------------------------------------------------- -------------------------------------------------------------

FEE INCOME           4,268            -         0           -   4,269    6,841            -         -           -         -   6,841

PROMOTE, RCP AND
 OTHER INCOME
Equity in earnings
 from RCP
 investments             -            -      (713)          -    (713)       -            -     2,533           -         -   2,533
Promote income -
 RCP                     -            -         -           -       -        -            -     1,192           -         -   1,192
Promote income -
 Fund capital
 transactions            -            -       657           -     657        -            -         -           -         -       -
Equity in earnings
 of unconsolidated
 properties              -            -       (10)          -     (10)      21            -       (17)          -         -       4
Receipt of
 forfeited deposit   1,730            -         -           -   1,730
Lease termination
 income                206            -         -           -     206        -            -       (92)         92         -       -
Gain on
 extinguishment of
 debt                3,150            -         -           -   3,150        -            -         -           -         -       -
Provision for
 income taxes          277            -         -           -     277   (1,843)           -        (9)          -         -  (1,852)
                   --------------------------------------------------- -------------------------------------------------------------

PROMOTE, RCP AND
 OTHER INCOME        5,363            -       (66)          -   5,297   (1,822)           -     3,607          92         -   1,877

GENERAL AND
 ADMINISTRATIVE     (6,746)           -       (36)          -  (6,782)  (6,608)           -      (104)          -         -  (6,712)
                   --------------------------------------------------- -------------------------------------------------------------

Depreciation and
 amortization       (4,300)           -    (1,005)          -  (5,305)  (4,157)           -      (951)       (390)        -  (5,498)
FAS 141
 amortization         (227)           -       (85)          -    (312)    (255)                   (18)          -         -    (273)
Gain on sale of
 properties              -            -         -       1,253   1,253        -            -         -           -         -       -
                   --------------------------------------------------- -------------------------------------------------------------
Income before
 minority interest   9,786            -      (285)      1,292  10,794    3,818            -     3,859         225       521   8,423

Minority interest
 - OP                 (132)           -         -         (19)   (151)    (171)           -         -           -       (10)   (181)
Minority interest       (9)           -       (12)       (323)   (344)      92            -        93        (189)        -      (4)
                   --------------------------------------------------- -------------------------------------------------------------

NET INCOME         $ 9,645  $         - $    (296) $      950 $10,299  $ 3,739  $         - $   3,952  $       36  $    511 $ 8,238
                   =================================================== =============================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

               Reporting Supplement
                  March 31, 2009

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------
                  (in thousands)
                                                                                                                   Growth in Same
                                                                                                                   Property NOI -
                                                                                                                     Continuing
                                                                                                                      Operations
                                                                                                                     Favorable
                                                          Notes:           Current Quarter    Historical Quarter    (unfavorable)
                                                  ----------------------------------------------------------------------------------

                                                                                Three                Three
                                                                             months ended        months ended
 Reconciliation of total NOI to same property NOI:                            March 31,            March 31,
                                                                               2009                  2008
                                                                        ------------------    -------------------

NOI - Core Retail properties                                            $           12,681    $           13,111
NOI - Opportunity Fund properties                                                    1,814                 1,830
NOI - Discontinued Operations                                                           17                 1,085
Adjustment to reflect 2006 increase in Fund I
 ownership percentage                                     (2)                            -                  (888)
                                                                        ------------------    -------------------

                    Total NOI                                                       14,513                15,138

NOI - Properties Acquired                                                             (927)                  (76)
NOI - Discontinued Operations                                                          (17)               (1,085)
                                                                        ------------------    -------------------       ------------

                                                                        $           13,568    $           13,977               -2.9%
                                                                        ==================    ==================        ============

     Same property NOI by portfolio component and
                                revenues/expenses:

                                                                                 Core Retail Properties

                                                                Revenues$           18,837    $           19,151               -1.6%
                                                                Expenses             6,274                 6,162               -1.8%
                                                                        ------------------    ------------------        ------------
                                                  Core Retail Properties            12,563                12,989               -3.3%
                                                                        ------------------    ------------------        ------------

                                                                               Opportunity Fund Properties

                                                                Revenues             1,428                 1,339                6.6%
                                                                Expenses               423                   351              -20.5%
                                                                        ------------------    ------------------        ------------
                                                            Opportunity
                                                         Fund Properties             1,005                   988                1.6%
                                                                        ------------------    ------------------        ------------

                                                  Total Core Retail and
                                                   Opportunity Funds NOI$           13,568    $           13,977               -2.9%
                                                                        ==================    ==================        ============

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.
(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)].
     The Company was entitled to $7.2 million Promote on future Fund I earnings and received 100% of Fund I income until it was repaid. The balance was repaid in the second quarter of 2008 and the Company's share returned to 38%. 2008 NOI from Fund I have been adjusted from 100% down to 38% for comparability.

   Reporting Supplement
     March 31, 2009

Consolidated Balance Sheets
---------------------------
      (in thousands)
                                                                         March 31,      December 31,
                                                                           2009              2008
                                                                     ----------------- ---------------
ASSETS

Real estate
  Land                                                               $        337,905    $    294,132
  Buildings and improvements                                                  754,107         729,159
  Construction in progress                                                     88,025          70,423
                                                                     ----------------- ---------------
                                                                            1,180,037       1,093,714
Less: accumulated depreciation                                               (172,585)       (165,803)
                                                                     ----------------- ---------------
  Net real estate                                                           1,007,452         927,911

Cash and cash equivalents                                                     115,973          86,691
Cash in escrow                                                                  6,110           6,794
Investments in and advances to unconsolidated affiliates                       53,619          54,978
Rents receivable, net of $5,837 and $4,726 allowance, respectively             14,275          12,660
Notes Receivable                                                               86,290          85,587
Preferred Equity Investment                                                    40,000          40,000
Deferred charges, net                                                          21,662          21,899
Prepaid expenses and other assets, net                                         29,575          31,735
Acquired lease intangibles, net                                                23,108          19,476
Net assets of discontinued operations                                               -           3,652
                                                                     ----------------- ---------------

                                                                     $      1,398,064    $  1,291,383
                                                                     ================= ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                               $        781,105    $    653,543
Notes payable                                                                  83,479         100,403
Acquired lease intangibles, net                                                 9,254           6,506
Accounts payable and accrued expenses                                          19,362          22,193
Dividends and distributions payable                                             7,376          25,514
Share of losses in excess of investment in unconsolidated affiliates           20,902          20,633
Other liabilities                                                              20,244          18,912
Net liabilities of discontinued operations                                          -           1,451
                                                                     ----------------- ---------------
  Total liabilities                                                           941,722         849,155
                                                                     ----------------- ---------------

Shareholders' equity:
Common shares                                                                      34              32
Additional paid-in capital                                                    233,390         218,527
Accumulated other comprehensive loss                                           (4,362)         (4,508)
Retained earnings                                                              16,818          13,671
                                                                     ----------------- ---------------
  Total controlling interest                                                  245,880         227,722
Non-controlling interest in subsidiary                                        210,462         214,506
                                                                     ----------------- ---------------
 Total shareholders equity                                                    456,342         442,228
                                                                     ----------------- ---------------

                                                                     $      1,398,064    $  1,291,383
                                                                     ================= ===============

          QUARTERLY SUPPLEMENTAL DISCLOSURE
                    March 31, 2009
         Pro-rata Consolidated Balance Sheet
------------------------------------------------------
                    (in thousands)
                                                       Consolidated       Minority       Company's       Pro-Rata
                                                          Balance        Interest in    Interest in    Consolidated
                                                           Sheet        Consolidated   Unconsolidated    Balance
                                                      As Reported (1)   Subsidiaries    Subsidiaries    Sheet (2)
                                                      --------------------------------------------------------------
ASSETS

Real estate
  Land                                                $      337,905  $      (194,120) $       6,830  $     150,615
  Buildings and improvements                                 754,107         (292,722)        49,644        511,029
  Construction in progress                                    88,025          (73,019)         1,025         16,031
                                                      --------------- ---------------- -------------- --------------
                                                           1,180,037         (559,861)        57,499        677,675
Less: accumulated depreciation                              (172,585)          28,693         (8,132)      (152,024)
                                                      --------------- ---------------- -------------- --------------
  Net real estate                                          1,007,452         (531,168)        49,367        525,651

Cash and cash equivalents                                    115,973          (28,868)         1,034         88,139
Cash in escrow                                                 6,110           (2,206)           890          4,794
Investments in and advances to unconsolidated
 affiliates                                                   53,619          (39,830)        (8,214)         5,576
Rents receivable, net                                          5,466           (1,008)          (258)         4,200
Straight-line rents receivable, net                            8,809           (1,793)         1,524          8,540
Intercompany                                                       -                -              -              -
Notes Receivable                                              86,290           (8,326)             -         77,964
Preferred equity investment                                   40,000                -              -         40,000
Deferred charges, net                                         21,662          (11,312)         7,442         17,792
Prepaid expenses and other assets                             29,575           23,540            590         53,705
Acquired lease intangibles                                    23,108          (15,841)             5          7,272
Assets of discontinued operations                                  -                -              -              -
                                                      --------------- ---------------- -------------- --------------

Total Assets                                          $    1,398,064  $      (616,812) $      52,380  $     833,633
                                                      =============== ================ ============== ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                $      780,975  $      (400,807) $      70,302  $     450,471
Notes payable                                                 83,479                -              -         83,479
Valuation of debt at acquisition, net of amortization            130              (52)         1,238          1,316
Acquired lease intangibles                                     9,254           (2,999)             -          6,255
Accounts payable and accrued expenses                         19,362           (4,218)           691         15,835
Dividends and distributions payable                            7,376                -              -          7,376
Due to related parties                                             -                -              -              -
Share of losses in excess of inv. in unconsolidated
 affiliates                                                   20,902                -        (20,902)             -
Other liabilities                                             20,244           (7,418)         1,051         13,877
Liabilities of discontinued operations                             -                -              -              -
                                                      --------------- ---------------- -------------- --------------
  Total liabilities                                          941,722         (415,494)        52,380        578,609


Shareholders' equity:
                                                      --------------- ---------------- -------------- --------------
Common shares                                                     34                -              -             34
Additional paid-in capital                                   233,390                -              -        233,390
Accumulated other comprehensive income                        (4,362)               -              -         (4,362)
Retained earnings                                             16,818                -              -         16,818
                                                      --------------- ---------------- -------------- --------------
  Total controlling interest                                 245,880                -              -        245,880
Non-controlling interest in subsidiary                       210,462         (201,318)             -          9,144
                                                      --------------- ---------------- -------------- --------------
   Total shareholders' equity                                456,342         (201,318)             -        255,024
                                                      --------------- ---------------- -------------- --------------

Total Liabilities and Shareholders' Equity            $    1,398,064  $      (616,812) $      52,380  $     833,633
                                                      =============== ================ ============== ==============

Notes
(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.
(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liabilities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

    Reporting Supplement
       March 31, 2009

    Notes Receivable (1)
   ----------------------
   (amounts in thousands)
                                   At March 31, 2009         Stated  Effective           Extension
                                                                                                        Underlying third-party
                                       Accrued              Interest  interest  Maturity  options            first mortgage
         Investment         Principal  interest    Total      rate    rate (2)    date    (years)   Amount (3)    Maturity dates
--------------------------------------------------------------------------------------------------- --------------------------------
      2008 Investments
      ----------------
Georgetown - 5 property                                                                    2 x 1
 portfolio                  $    8,000$      829$     8,829     9.75%    10.25% 11/2010      year   $     8,576  2009 through 2012
Georgetown - 18 property                                                                   2 x 1               $100 million in 2016,
 portfolio                      40,000     3,089     43,089    13.00%    13.50%  6/2010      year       114,590   balance in 2011
                            ---------------------------------------------------                     -----------
Sub-total - Georgetown          48,000     3,918     51,918    12.46%    12.96%                         123,166

72nd Street                                                                                1 year                 2011 w/ 1 year
                                37,122     1,753     38,875    13.00%    20.85%  7/2011                 185,000      extension

Total 2008 preferred equity
 & mezzanine
-------------------------------------------------------------------------------                     -----------
      loan Investments          85,122     5,671     90,793    12.69%    16.40%                         308,166


    Earlier Investments
    -------------------
First mortgage notes            15,693     2,245     17,938    10.50%    10.50%2009/2010  0.4 years     n/a             n/a
Other mezzanine notes           15,081     1,677     16,758    14.10%    14.10%   2011            -           -        2012
                            ---------------------------------------------------

  Total earlier investments     30,774     3,922     34,696    12.26%    12.26%

                            ---------------------------------------------------                     -----------
   Total notes receivable   $  115,896$    9,593$   125,489    12.58%    15.30%                     $   308,166
                            ===================================================                     ===========

(1) The above activity does not include a $10 million Fund III first mortage investment
(2)  The effective rate includes upfront points and exit fees
(3) The first mortgage amount for 72nd street represents the construction loan when fully drawn

     Reporting Supplement
        March 31, 2009

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
    (amounts in thousands)


                                                                                               Reconcoliation to Consolidated
                                          Acadia Pro-Rata Share of Debt (2)                          Debt as Reported
                           ---------------------------------------------------------------- --------------------------------------
                                                                                               Add:         Less:        Acadia
                                                                                              Minority     Pro-rata
                                                                                             Interest      Share      Consolidated
                             Core Portfolio    Opportunity Funds   Total            Fixed     Share of       of
                            Principal Interest Principal Interest PrincipalInterest   vs    ConsolidatedUnconsolidated    Debt
Mortgage Notes Payable       Balance   Rate     Balance   Rate     Balance   Rate  Variable  Debt (3)     Debt (4)    As Reported
--------------------------------------------- ------------------ -------------------------- ----------- ------------- ------------

Fixed-Rate Debt (1)        $  398,241    5.2% $   29,841    5.9% $  428,082    5.2%    80%  $   126,745 $    (67,778) $    487,049
Variable-Rate Debt (1)         35,444    1.8%     70,424    2.1%    105,868    1.8%    20%      274,061       (2,524)      377,405
                           ------------------ ------------------ -------------------------- ----------- ------------- ------------

Total                      $  433,685    4.9% $  100,265    3.1% $  533,950    4.6%   100%  $   400,807 $    (70,302)      864,454
                           ================== ================== ========================== =========== =============

FAS 141 purchase price debt
 allocation                                                                                                                    130
                                                                                                                      ------------
Total debt as reported                                                                                                $    864,584
                                                                                                                      ============

Notes
-----
(1)  Fixed-rate   debt   includes   notional   principal   fixed   through  swap
     transactions. Conversely, variable-rate debt excludes this amount.
(2)  Represents the Company's economic pro- rata share of debt.
(3) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(4) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

                                               Reporting Supplement
                                                  March 31, 2009

                                                  Debt Analysis
                                              (amounts in thousands)
                                                                      Principal  Acadia's Pro-rata
                                                                      Balance at       share             InterestMaturity  Extension
                                                                        March
Property                 Notes   Entity     Lender/Originator          31, 2009  Percent  Amount            Rate    Date    Options
------------------------------------------- ----------------------------------------------------------------------------------------
CORE PORTFOLIO
-------------------------
Fixed-Rate Debt
-------------------------
Acadia Realty Trust       10         Acadia 3.75% Convertible Notes      $83,479  100.0%   $83,479          3.75%12/20/2011  None
Chestnut Hill                        Acadia Column Financial, Inc.         9,617  100.0%     9,617          5.45% 6/11/2013  None
New Loudon Center                    Acadia RBS Greenwich Capital         14,500  100.0%    14,500          5.64%  9/6/2014  None
Crossroads Shopping           Crossroads JV JP Morgan Chase Bank, N.A.                                                       None
 Center                                                                   62,948   49.0%    30,845          5.37% 12/1/2014
Crescent Plaza                       Acadia RBS Greenwich Capital         17,600  100.0%    17,600          4.98%  9/6/2015  None
Pacesetter Park Shopping             Acadia RBS Greenwich Capital                                                            None
 Center                                                                   12,441  100.0%    12,441          5.12% 11/6/2015
Elmwood Park Shopping                Acadia Bear Stearns Commercial                                                          None
 Center                                      Mortgage, Inc.               34,600  100.0%    34,600          5.53%  1/1/2016
Gateway Shopping Center              Acadia Bear Stearns Commercial                                                          None
                                             Mortgage, Inc.               20,500  100.0%    20,500          5.44%  3/1/2016
Acadia Brandywine             Brandywine JV Bear Stearns Commercial                                                          None
 Subsidiary                                  Mortgage, Inc.               61,375   22.2%    13,639          5.99%  7/1/2016
Acadia Brandywine Town        Brandywine JV Bear Stearns Commercial                                                          None
 Center                                      Mortgage, Inc.               31,550   22.2%     7,011          5.99%  7/1/2016
Acadia Market Square          Brandywine JV Bear Stearns Commercial                                                          None
 Shopping Center                             Mortgage, Inc.               24,375   22.2%     5,417          5.99%  7/1/2016
Acadia Brandywine             Brandywine JV Bear Stearns Commercial                                                          None
 Condominium                                 Mortgage, Inc.               22,650   22.2%     5,033          5.99%  7/1/2016
Acadia Brandywine             Brandywine JV Bear Stearns Commercial                                                          None
 Holdings                                    Mortgage, Inc.               26,250   22.2%     5,833          5.99%  7/1/2016
Walnut Hill Plaza                    Acadia Merrill Lynch Mortgage                                                           None
                                             Lending, Inc.                23,500  100.0%    23,500          6.06% 10/1/2016
239 Greenwich Avenue                 Acadia Wachovia                      26,000   75.0%    19,500          5.42% 2/11/2017  None
Merrillville Plaza                   Acadia Bear Stearns Commercial                                                          None
                                             Mortgage, Inc.               26,250  100.0%    26,250          5.88%  8/1/2017
Boonton                              Acadia J.P. Morgan Chase                                                                None
                                             Commercial Mortgage
                                             Securities Corp.              8,286   60.0%     4,972          6.40% 11/1/2032
Interest rate swaps        1         Acadia Bank of America, N.A.         63,504  100.0%    63,504          5.34% Various
                                                                      ----------        ----------       --------

Sub-Total Fixed-Rate Debt                                                569,425           398,241          5.18%
                                                                      ----------        ----------       --------

Variable-Rate Debt
-------------------------


Various                              Acadia Bank of America, N.A.                                 Libor +                   (2) 12
                           2                                              48,900  100.0%    48,900            125 12/1/2010   mos.
Branch Plaza                         Acadia Bank of America, N.A.                                 Libor +                   (1) 12
                                                                          15,464  100.0%    15,464            130 12/1/2011   mos.
Village Commons Shopping             Acadia Bank of America, N.A.                                 Libor +
 Center                    3                                               9,584  100.0%     9,584            140 6/29/2012
Ledgewood Mall             4         Acadia JP Morgan Chase Bank, N.A.    25,000  100.0%    25,000Libor +     125 3/29/2010
Interest rate swaps        1         Acadia Bank of America, N.A.       (63,504)  100.0%  (63,504)
                                                                      ----------        ----------

Sub-Total Variable-Rate                                                                           Libor +
 Debt                                                                     35,444            35,444            127
                                                                      ----------        -------------------------

Total Core Portfolio Debt                                               $604,869          $433,685          4.90%
                                                                      ==========        ==========       ========




                                               Reporting Supplement
                                                  March 31, 2009

                                                  Debt Analysis
                                              (amounts in thousands)
                                                                      Principal  Acadia's Pro-rata
                                                                      Balance at       share             Interest Maturity Extension
                                                                      March 31,
Property                 Notes   Entity     Lender/Originator            2009    Percent  Amount            Rate    Date    Options
------------------------------------------- ----------------------------------------------------------------------------------------
OPPORTUNITY FUNDS
-------------------------
Fixed-Rate Debt
-------------------------
Storage Post - Suffern          Fund III    GEMSA Loan Services, LP       $4,912   18.9%      $929          5.37% 12/1/2009  None
Storage Post - Various     6    Fund III    Wachovia                      34,119   18.9%     6,450          5.86% 6/11/2009  None
Storage Post - Various          Fund III    GEMSA Loan Services, LP                                                         (2) 12
                           7                                              41,500   18.9%     7,846          5.30% 3/16/2011   mos.
216th Street               5     Fund II    Bank of America, N.A.         25,500   19.8%     5,039          5.80% 10/1/2017  None
Pelham Manor               5     Fund II    Bear Sterns Commercial        27,216   19.8%     5,378          7.18%  1/1/2020  None
Atlantic Avenue                  Fund II    Bear Sterns Commercial         3,725   13.3%       497          7.14%  1/1/2020  None
Interest rate swap         1     Fund I     Bank of America, N.A.          9,800   37.8%     3,702          5.86%10/29/2010
                                                                      ----------        ----------       --------
Sub-Total Fixed-Rate Debt                                                146,772            29,841          5.95%
                                                                      ----------        ----------       --------

Variable-Rate Debt
-------------------------

CityPoint                        Fund II    Bank of America, N.A.                                 Libor +                   (2) 6
                                                                           7,898   19.8%     1,564            250 8/13/2009   mos.
Acadia Strategic                 Fund II    Bank of America, N.A. /                               Libor +                    None
 Opportunity Fund II, LLC  8                 Bank of New York             53,681   20.0%    10,736            250  3/1/2010
Sherman Plaza              5     Fund II    Bank of America               19,000   19.8%     3,754Libor +     150 1/15/2010  None
161st Street                     Fund II    RBS Greenwich Capital                                 Libor +                   (1) 12
                           5                                              30,000   19.8%     5,928            140  4/1/2010   mos.
Liberty Avenue                   Fund II    PNC Bank, National                                    Libor +                   (2) 12
                           5                 Association                  11,414   19.8%     2,255            165 5/18/2009   mos.
Fordham Plaza                    Fund II    Eurohypo AG                                           Libor +                   (3) 6
                           5                                              84,616   19.8%    16,720            175 10/4/2009   mos.
Sterling Heights Shopping        Fund I     JP Morgan Chase Bank, N.A.                            Libor +                    None
 Center                                                                    2,542   37.8%       960            185 8/23/2010
Acadia Strategic                Fund III    Bank of America, N.A.                                 Comm                       None
 Opportunity Fund III,                                                                             Paper
 LLC                       9                                             143,250   19.9%    28,507 +45            10/9/2011
Tarrytown Shopping Center        Fund I     Anglo Irish Bank                                      Libor +                   (2) 12
                                             Corporation                   9,800   37.8%     3,702            16510/30/2010   mos.
Interest rate swap         1     Fund I     Bank of America, N.A.        (9,800)   37.8%   (3,702)               10/29/2010
                                                                      ----------        ----------

Sub-Total Variable-Rate                                                                           Libor +
 Debt                                                                    352,401            70,424            158
                                                                      ----------        -------------------------
Total Opportunity Funds
 Portfolio Debt                                                         $499,173          $100,265          3.08%
                                                                      ==========        ==========       ========

                                                        Reporting Supplement
                                                           March 31, 2009
                                                       Debt Analysis - Notes
------------------------------------------------------------------------------------------------------------------------------------
(1) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
                                                                                   Average                             Maturity
                                               Notional principal     Spread      Swap rate          All-in Rate        Date
                                              -----------------------------------------------       --------------------------------

                                              $            4,449           1.39%        4.71%              6.10%      1/1/2010
                                                          10,900           1.39%        4.90%              6.29%      10/1/2011
                                                           8,155           1.39%        5.14%              6.53%      3/1/2012
                                                          15,000           1.39%        3.79%              5.18%     11/30/2012
                                                          15,000           1.39%        3.41%              4.80%     11/30/2012
                                                          10,000           1.39%        2.65%              4.04%     11/30/2012
                                              ------------------  ---------------------------       -------------
Core Portfolio                                $           63,504           1.39%        3.95%              5.34%
                                              ==================  ===========================       =============

Opportunity Funds                             $            9,800           1.39%        4.47%              5.86%     10/29/2010
                                              ==================  ===========================       =============

  Total Core Portfolio and Opportunity Funds  $           73,304           1.39%        4.02%              5.41%
                                              ==================  ===========================       =============

(2) This is a revolving facility for up to $72,250 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace
 of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza. Subsequent to March 31, 2009, the Company paid down
 $10 million on this facility.

(3) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(4) Subsequent to March 31, 2009, the Company paid down $23 million on this facility.
(5) Fund II is a 98.8% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 98.87% x 20%, or 19.8%.
(6) The loan is collateralized by Storage Post locations - Starr Avenue, New Rochelle, Yonkers and Bruckner Blvd.
(7) The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
(8) This is a revolving facility for up to $70,000.
(9) This is a line of credit with a capacity of $245,000.
(10) Convertible notes balance pursuant to FSP 14-1. The actual face amount of the convertible notes at March 31, 2009 is $88,511.

    Reporting Supplement
       March 31, 2009

   Future Debt Maturities
----------------------------
       (in thousands)

Core Portfolio                                                                                Weighted Average Interest Rate
                                                           Acadia's Pro-rata Share                   of Maturing Debt
                                                    -------------------------------------  -------------------------------------
                 Scheduled                           Scheduled
     Year      Amortization  Maturities    Total    Amortization Maturities     Total       Total Debt  Fixed-Rate   Variable-
                                                                                                            Debt      Rate Debt
---------------------------------------- ---------- -------------------------------------  -------------------------------------

     2009      $       1,490 $         - $   1,490  $      1,115 $          - $    1,115           n/a          n/a         n/a
     2010              2,553      73,900    76,453         2,019       73,900     75,919          1.75%         n/a        1.75%
     2011              2,940      98,264   101,204         2,376       98,264    100,640          3.46%        3.75%       1.80%
   2011 (1)                -       5,032     5,032             -        5,032      5,032          3.75%        3.75%        n/a
     2012              3,088       9,060    12,148         2,497        9,060     11,557          1.90%         n/a        1.90%
     2013              3,248       8,777    12,025         2,618        8,777     11,395          5.45%        5.45%        n/a
  Thereafter          12,576     388,973   401,549         9,221      223,838    233,059          5.61%        5.61%        n/a
               ------------------------- ---------- -------------------------------------
               $      25,895 $   584,006 $ 609,901  $     19,846 $    418,871 $  438,717
               =========================            =========================

Less:
 additional
 convertible
 notes balance                              (5,032)                               (5,032)
                                         ----------                          ------------
 Balance per
 Portfolio Debt
     Detail                              $ 604,869                            $  433,685
                                         ==========                          ============


                                                                                         Weighted Average Interest Rate of Pro-
                                                                                               rata Share of Maturing Debt
                                                                                         ---------------------------------------
 Opportunity
     Funds
                                                                                                        Fixed-Rate   Variable-
                                                                                            Total Debt      Debt      Rate Debt
                                                                                           -------------------------------------

     2009      $         458 $   142,575 $ 143,033  $        100 $     27,846 $   27,946          3.25%        5.80%       2.30%
     2010                 61     114,888   114,949            23       25,029     25,052          2.46%         n/a        2.46%
     2011                  -     184,750   184,750             -       36,353     36,353          2.04%        5.30%       1.10%
     2012                 79           -        79            16            -         16           n/a          n/a         n/a
     2013                955           -       955           189            -        189           n/a          n/a         n/a
  Thereafter           7,440      47,967    55,407         1,470        9,239     10,709          6.44%        6.44%        n/a
               ------------------------- ---------- -------------------------------------
               $       8,993 $   490,180 $ 499,173  $      1,798 $     98,467 $  100,265
               ========================= ========== =====================================

(1)  Reflects additional convertible notes balance maturing in 2001.

Reporting Supplement
March 31, 2009

Future Debt Maturities Including
 Extension Options
--------------------------------
      (in thousands)

Core Portfolio                                                                                 Weighted Average Interest Rate
                                                             Acadia's Pro-rata Share                 of Maturing Debt
                                                        ---------------------------------   ---------------------------------------
                Scheduled                                Scheduled                          Total  Fixed-Rate       Variable-
     Year      Amortization Maturities      Total       Amortization Maturities   Total       Debt      Debt         Rate Debt
--------------------------------------- --------------  ---------------------------------   ---------------------------------------

     2009       $     1,490 $         - $        1,490  $      1,115 $         - $  1,115        n/a         n/a                n/a
     2010             2,553      25,000         27,553         2,019      25,000   27,019      1.75%         n/a              1.75%
     2011             2,940      83,479         86,419         2,376      83,479   85,855      3.75%       3.75%                n/a
   2011 (1)               -       5,032          5,032             -       5,032    5,032      3.75%       3.75%                n/a
     2012             3,336      72,497         75,833         2,745      72,497   75,242      1.78%         n/a              1.78%
     2013             3,248       8,777         12,025         2,618       8,777   11,395      5.45%       5.45%                n/a
  Thereafter         12,576     388,973        401,549         9,221     223,838  233,059      5.72%       5.72%                n/a
               ------------------------ --------------  ---------------------------------
                $    26,143 $   583,758 $      609,901  $     20,094 $   418,623 $438,717
               ========================                 ========================

Less: additional convertible notes
 balance                                       (5,032)                            (5,032)
                                        --------------                          ---------
Balance per Portfolio Debt
           Detail                       $      604,869                           $433,685
                                        ==============                          =========


                                                                                         Weighted Average Interest Rate of Pro-rata
                                                                                                   Share of Maturing Debt
                                                                                         ------------------------------------------
 Opportunity
     Funds
                                                                                             Total  Fixed-Rate  Variable-Rate Debt
                                                                                              Debt      Debt
                                                                                            ---------------------------------------

     2009       $       458 $    38,648 $       39,106  $        100 $     7,307 $  7,407      5.80%       5.80%                n/a
     2010                61      82,985         83,046            23      16,963   16,986      2.75%         n/a              2.75%
     2011                 -     269,280        269,280             -      53,410   53,410      1.60%         n/a              1.60%
     2012                79       9,800          9,879            16       3,702    3,718      2.15%         n/a              2.15%
     2013               955      41,500         42,455           189       7,846    8,035      5.30%       5.30%                n/a
  Thereafter          7,440      47,967         55,407         1,470       9,239   10,709      6.44%       6.44%                n/a
               ------------------------ --------------  ---------------------------------
                $     8,993 $   490,180 $      499,173  $      1,798 $    98,467 $100,265
               ======================== ==============  =================================

(1)  Reflects additional convertible notes balance maturing in (2001.)

-0-
*T
                 Reporting Supplement
                    March 31, 2009

              Selected Operating Ratios                  Three months    Year
------------------------------------------------------
                                                            ended        ended
                                                          March 31,    December
                                                                          31,

                                                         -------------
                                                               2009        2008
                                                         -----------   ---------
                   Coverage Ratios                    (1)
------------------------------------------------------

               Interest Coverage Ratio
EBIDTA                                                   $   22,337    $ 70,782
Divided by Interest expense                                   6,661      24,266
                                                         -----------   ---------
                                                               3.35  x     2.92

             Fixed Charge Coverage Ratio
EBIDTA                                                   $   22,337    $ 70,782
Divided by ( Interest expense                                 6,661      24,266
                 + Preferred Dividends)               (2)         5          35
                                                         -----------   ---------
                                                               3.35  x     2.91

             Debt Service Coverage Ratio
EBIDTA                                                   $   22,337    $ 70,782
Divided by ( Interest expense                                 6,661      24,266
                 + Principal Amortization)                      398       2,781
                                                         -----------   ---------
                                                               3.16  x     2.62

                    Payout Ratios
------------------------------------------------------

                   FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid     $    7,376    $ 28,180
FFO                                                          14,268      40,492
                                                         -----------   ---------
                                                                 52%         70%

                  AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid     $    7,376    $ 28,180
AFFO                                                         13,900      38,255
                                                         -----------   ---------
                                                                 53%         74%
                   FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid     $    7,376    $ 28,180
FAD                                                          13,502      35,474
                                                         -----------   ---------
                                                                 55%         79%
                   Leverage Ratios
------------------------------------------------------

Debt/Total Market Capitalization
Debt                                                  (3)$  500,950    $513,134
Total Market Capitalization                           (4) 1,055,846     984,473
                                                         -----------   ---------
                                                                 47%         52%


Debt + Preferred Equity (Preferred O.P. Units)           $  501,295    $513,492
Total Market Capitalization                           (4) 1,055,846     984,473
                                                         -----------   ---------
                                                                 47%         52%

Notes:
(1) Quarterly results for 2009 and 2008 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2)  Represents  preferred  distributions  on  Preferred  Operating  partnership
     Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
(4) Reflects market capitalization including the issuance of 5.75 million new Common Shares on April 17, 2009.

                                                        Reporting Supplement
      March 31, 2009

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
------------------------------------------------------------------------------------------------------------------------------------
Item                          Description
------------------------------------------------------------------------------------------------------------------------------------

Date formed                   September 2001

Capital commitment            $90 million

Funding                       All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately 1.3 million square feet of properties in Fund I.
Partnership structure

      Equity Contribution:    22.22% - Acadia
                              77.78% - Four institutional investors


   Cash flow distribution:    22.22% - Acadia
                              77.78% - Four institutional investors

                  Promote:    20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                              Remaining 80% is distributed to all the partners (including Acadia).

                              In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8%
                               interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest
                               (promote) in all future Fund I distributions.

Fees to Acadia                Priority distribution fee equal to 1.5% of implied capital

                              Priority distribution fee equal to 4% of gross property revenues

                              Market rate leasing fees

                              Market rate construction/project management fees

  Reporting Supplement
     March 31, 2009

         Fund I
    Portfolio Detail
-------------------------
                                                                                                              Annualized Base Rent
                         Owner-
                          ship    Gross Leasable Area         Occupancy           Annualized Base Rent          per Square Foot
                                ----------------------------------------------------------------------------------------------------
                            %   Anchors Shops    Total  Anchors Shops  Total   Anchors    Shops     Total   Anchors  Shops   Total
                         -----------------------------------------------------------------------------------------------------------
         Midwest
-------------------------

Michigan
-------------------------
Sterling Heights Shopping
 Center (Michigan)         50%   90,400  64,435  154,835100.00%  4.81% 60.39% $  526,600 $ 36,300 $  562,900 $ 5.83 $  11.71 $  6.02

Ohio
-------------------------
Granville Centre          100%   90,047  44,950  134,997 38.81% 36.06% 37.89%    450,336  163,747    614,083  12.88    10.10   12.00
                                ----------------------------------------------------------------------------------------------------
      Total Midwest             180,447 109,385  289,832 69.46% 17.65% 49.91%    976,936  200,047  1,176,983   7.79    10.36    8.14

        New York
-------------------------

New York
-------------------------
Tarrytown Shopping Center 100%   15,497  19,794   35,291100.00% 82.33% 90.09%    475,000  506,063    981,063  30.65    31.05   30.86

         Various
-------------------------

Kroger/Safeway Portfolio
 (18 Properties)           75%  709,400       -  709,400100.00%  0.00%100.00%  6,551,556        -  6,551,556   9.24        -    9.24
                                ----------------------------------------------------------------------------------------------------

       Grand Total              905,344 129,1791,034,523 93.91% 27.56% 85.63% $8,003,492 $706,110 $8,709,602 $ 9.41 $  19.83 $  9.83
                                ====================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

     Reporting Supplement
        March 31, 2009

            Fund I
        Anchor Detail
------------------------------
                                                              Annual         Annual
                                Square       Lease             Base           Base
    Region/Property/Tenant     Footage    Expiration           Rent         Rent PSF       Options
---------------------------------------------------------------------------------------------------------
           Midwest
------------------------------
Michigan
------------------------------
Sterling Heights Shopping
 Center
Rite Aid                          20,000      1/31/2026    $        245,000    $12.25     (4) 5 Year
Burlington Coat Factory           70,400      1/31/2024             281,600      4.00         -
                              ----------               ------------------------------
 Total Redevelopment Property     90,400                            526,600      5.83
                              ----------               ------------------------------
Ohio
------------------------------
Granville Centre
Lifestyle Family Fitness, Inc.    34,951      1/31/2017    $        450,336     12.88     (2) 5 Year
                              ----------               ------------------------------

        Total Midwest            125,351                            976,936      7.79
                              ----------               ------------------------------

           New York
------------------------------
New York
------------------------------
Tarrytown Centre
Walgreen's                        15,497      6/30/2080             475,000     30.65         -
                              ----------               ------------------------------

Various
------------------------------
Kroger/Safeway                   709,400    Various               6,551,556      9.24      Various
                              ----------               ------------------------------


        Total Anchors            850,248                   $      8,003,492    $ 9.41
                              ==========               ==============================

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

   Reporting Supplement
      March 31, 2009

Fund I
Lease Expirations
---------------------------
                                       Gross Leased Area                        Annualized Base Rent
                           -----------------------------------------  ----------------------------------------
                           Number of                    Percent                        Percent      Average
                             Leases      Square            of                             of          per
                            Expiring     Footage         Total            Amount        Total       Sq. Ft.
                           -----------------------------------------  ----------------------------------------
Anchor Tenant Expirations
           2011                    18        709,400          83.44%  $     6,551,556      81.86%  $      9.24
           2017                     1         34,951           4.11%          450,336       5.63%        12.88
           2024                     1         70,400           8.28%          281,600       3.52%         4.00
           2026                     1         20,000           2.35%          245,000       3.06%        12.25
           2080                     1         15,497           1.82%          475,000       5.93%        30.65
                           -----------------------------------------  ----------------------------------------
Total Occupied                     22        850,248         100.00%  $     8,003,492     100.00%  $      9.41
                           =========================================  ========================================


Total Vacant                                  55,096
                                     ---------------

Total Square Feet                            905,344
                                     ===============


Shop Tenant Expirations
      Month to Month                5         13,317          37.41%  $       116,583      16.51%  $      8.75
           2010                     1          2,547           7.15%           83,516      11.83%        32.79
           2011                     2          3,465           9.73%           67,574       9.57%        19.50
           2012                     2          2,920           8.20%           61,344       8.69%        21.01
           2014                     2          4,341          12.19%          146,596      20.76%        33.77
           2018                     2          3,861          10.84%           79,655      11.28%        20.63
           2020                     1          5,157          14.48%          150,842      21.36%        29.25
                           -----------------------------------------  ----------------------------------------
Total Occupied                     15         35,608         100.00%  $       706,110     100.00%  $     19.83
                           =========================================  ========================================


Total Vacant                                  93,571
                                     ---------------

Total Square Feet                            129,179
                                     ===============


Total Anchor and Shop
 Tenant Expirations
      Month to Month                5         13,317           1.50%  $       116,583       1.34%  $      8.75
           2010                     1          2,547           0.29%           83,516       0.96%        32.79
           2011                    20        712,865          80.46%        6,619,130      76.02%         9.29
           2012                     2          2,920           0.33%           61,344       0.70%        21.01
           2014                     2          4,341           0.49%          146,596       1.68%        33.77
           2017                     1         34,951           3.95%          450,336       5.17%        12.88
           2018                     2          3,861           0.44%           79,655       0.91%        20.63
           2020                     1          5,157           0.58%          150,842       1.73%        29.25
           2024                     1         70,400           7.95%          281,600       3.23%         4.00
           2026                     1         20,000           2.26%          245,000       2.81%        12.25
           2080                     1         15,497           1.75%          475,000       5.45%            -
                           -----------------------------------------  ----------------------------------------
Total Occupied                     37        885,856         100.00%  $     8,709,602     100.00%  $      9.83
                           =========================================  ========================================


Total Vacant                                 148,667
                                     ---------------

Total Square Feet                          1,034,523
                                     ===============

                 Reporting Supplement
               As of March 31, 2009 (1)

                  Fund I - Valuation
-------------------------------------------------------
        (in millions, except per share amounts)

                                                                       Total
                                                                   -------------


Gross asset value                                                  $         35

Debt                                                                        (12)
                                                                   -------------

Net asset value                                                              23

Additional Mervyn's return (Original capital already
 returned)                                                                    6
                                                                   -------------

Total Value Subject to Promote                                               29

General Partner (Acadia) Promote on Fund I assets        x 20%                6
                                                                   -------------

Remaining value to be allocated pro-rata to Fund I
 investors (including Acadia)                                                23

Acadia's share                                          x 22.22%              5
                                                                   -------------

Value of Acadia's interest in remaining Fund I assets              $         11
                                                                   =============

Notes:
------
1 Fund I valuation is based on September 30, 2008 property appraisals, adjusted for 2009 Kroger/Safeway dispositions.

Reporting Supplement
 March 31, 2009

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
-------------------------------------------------------------------------------------------------------------
Item                       Description
-------------------------------------------------------------------------------------------------------------

Date formed                June 2004

Capital commitment         $300 million

Funding                    $192.0 million funded through March 31, 2009

Partnership structure

    Equity Contribution:   20% - Acadia
                           80% - Six institutional investors


 Cash flow distribution:   20% - Acadia
                           80% - Six institutional investors

                Promote:   20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                           Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia             Asset management fee equal to 1.5% of total committed capital

                           Property management fee equal to 4% of gross property revenues

                           Market rate leasing fees

                           Market rate construction/project management fees

    Reporting
     Supplement
  March 31, 2009

      Fund II
 Portfolio Detail
 ----------------

                                                                                                               Annualized Base Rent
                                                                                                                   per Occupied
                               Gross Leasable Area         Occupancy                Annualized Base Rent            Square Foot
                             ----------------------- ----------------------- --------------------------------- ---------------------
                 Ownership % Anchors  Shops   Total  Anchors  Shops   Total   Anchors     Shops       Total    Anchors Shops  Total
                 ----------- ----------------------- ----------------------- --------------------------------- ---------------------

        Midwest
        -------
Illinois
--------
Oakbrook                100% 112,000       - 112,000 100.00%   0.00% 100.00% $  825,000 $        - $   825,000  $ 7.37 $    - $ 7.37

       New York
       --------
New York
--------
Fordham Place          98.6%  74,899  44,547 119,446 100.00%  92.97%  97.38%  2,873,228  2,331,012   5,204,240   38.36  56.28  44.74

Liberty Avenue         98.6%  10,880  15,245  26,125 100.00% 100.00% 100.00%    394,944    501,139     896,083   36.30  32.87  34.30

216th Street           98.6%  60,000       -  60,000 100.00%   0.00% 100.00%  2,340,000    225,000   2,565,000   39.00      -  42.75

161st Street (1)       98.6% 137,334  86,187 223,521 100.00%  66.58%  87.11%  3,337,222  1,193,501   4,530,723   24.30  20.80  23.27
                             ------- ------- ------- ------- ------- ------- ---------- ---------- ----------- ------- ------ ------
  Total New York             283,113 145,979 429,092 100.00%  78.12%  92.56%  8,945,394  4,250,652  13,196,046   31.60  37.27  33.23
                             ------- ------- ------- ------- ------- ------- ---------- ---------- ----------- ------- ------ ------

    Grand Total              395,113 145,979 541,092 100.00%  78.12%  94.10% $9,770,394 $4,250,652 $14,021,046  $24.73 $37.27 $27.54
                             ======= ======= ======= ======= ======= ======= ========== ========== =========== ======= ====== ======

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment or are in the design phase as further detailed under
 Redevelopment Projects.

New York              Ownership %
--------              -----------
Pelham Manor
 Shopping Center        98.6%
Sherman Avenue          98.6%
CityPoint                23%
Atlantic Avenue          100%
Canarsie Plaza          98.6%

(1) Currently operating, but will be redeveloped in the future.


             Reporting Supplement
                March 31, 2009

                   Fund II
                Anchor Detail
                -------------

                                                                               Annual       Annual
                                                 Square         Lease           Base         Base
            Region/Property/Tenant               Footage     Expiration         Rent       Rent PSF       Options
-----------------------------------------------------------------------------------------------------------------------

                   Midwest
                   -------
Illinois
--------
Acadia Oakbrook
Neiman Marcus                                       112,000    10/31/2011          825,000     7.37 (5) 5 Year
                                              -------------               ---------------- --------

                   New York
                   --------
New York
--------
Fordham Place (1)
Sears                                                35,194     1/31/2023        1,126,208    32.00 (2) 5 Year
Best Buy                                             39,705     1/31/2019        1,747,020    44.00 (4) 5 Year
                                              -------------               ----------------
                                                     74,899                      2,873,228    38.36
                                              -------------               ---------------- --------

Liberty Avenue
CVS                                                  10,880     1/31/2032          394,944    36.30 (4) 5 Year
                                              -------------               ---------------- --------

216th Street
New York Dept of Citywide Admin. Services            60,000     9/19/2027        2,340,000    39.00 (1) 15 Year
                                              -------------               ---------------- --------

161st Street
City of New York                                    137,334     7/18/2011        3,337,222    24.30 -
                                              -------------               ---------------- --------

                Total New York                      283,113                      8,945,394    31.60
                                              -------------               ---------------- --------

                Total Anchors                       395,113                     $9,770,394   $24.73
                                              =============               ================ ========

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.
(1) Has total office space of approximately 129,000 square feet which is not included above.


Reporting Supplement
  March 31, 2009

Fund II
Lease Expirations
-----------------
                                      Gross Leased Area        Annualized Base Rent
                                      -----------------        --------------------
                          Number of          Percent                  Percent   Average
                           Leases   Square     of                       of       per
                          Expiring  Footage   Total         Amount     Total    Sq. Ft.
                          ---------------------------     -------------------------------

Anchor Tenant Expirations
             2011                2   249,334   63.10%     $ 4,162,222   42.60%    $ 16.69
             2019                1    39,705   10.05%     $ 1,747,020   17.88%    $ 44.00
             2023                1    35,194    8.91%     $ 1,126,208   11.53%    $ 32.00
             2027                1    60,000   15.19%       2,340,000   23.95%      39.00
             2032                1    10,880    2.75%         394,944    4.04%      36.30
                          -------- --------- --------     ----------- -------- ----------
Total Occupied                   6   395,113  100.00%     $ 9,770,394  100.00%    $ 24.73
                          ======== ========= ========     =========== ======== ==========

--------------------------------------------

Total Vacant                               -
                                   ---------

Total Square Feet                    395,113
                                   =========

--------------------------------------------

Shop Tenant Expirations
        Month to Month           1     6,109    5.36%     $    35,520    0.84%    $  5.81
             2011                3    24,065   21.10%         584,773   13.76%      24.30
             2012                3    27,205   23.86%         573,208   13.49%      21.07
             2013                1     4,462    3.91%         167,994    3.95%      37.65
             2019                1     4,575    4.01%         115,244    2.71%      25.19
             2022                1         -    0.00%         225,000    5.29%          -
             2023                1    31,417   27.55%       1,131,012   26.61%      36.00
             2027                1     6,208    5.44%         217,901    5.13%      35.10
             2048                1    10,000    8.77%       1,200,000   28.23%     120.00
                          -------- --------- --------     ----------- -------- ----------
Total Occupied                  13   114,041  100.00%     $ 4,250,652  100.00%    $ 37.27
                          ======== ========= ========     =========== ======== ==========

--------------------------------------------

Total Vacant                          31,938
                                   ---------

Total Square Feet                    145,979
                                   =========

--------------------------------------------

Total Anchor and Shop Tenant Expirations
        Month to Month           1     6,109    1.20%     $    35,520    0.25%    $  5.81
             2011                5   273,399   53.70%       4,746,995   33.86%      17.36
             2012                3    27,205    5.34%         573,208    4.09%      21.07
             2013                1     4,462    0.88%         167,994    1.20%      37.65
             2019                2    44,280    8.70%       1,862,264   13.28%      42.06
             2023                2    66,611   13.08%       2,257,220   16.10%      33.89
             2027                2    66,208   13.00%       2,557,901   18.24%      38.63
             2022                1         -    0.00%         225,000    1.60%          -
             2032                1    10,880    2.14%         394,944    2.82%      36.30
             2048                1    10,000    1.96%       1,200,000    8.56%     120.00
                          -------- --------- --------     ----------- -------- ----------
Total Occupied                  19   509,154  100.00%     $14,021,046  100.00%    $ 27.54
                          ======== ========= ========     =========== ======== ==========

--------------------------------------------

Total Vacant                          31,938
                                   ---------

Total Square Feet                    541,092
                                   =========
--------------------------------------------


                 Reporting Supplement
                   March 31, 2009

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
------------------------------------------------------------------


Item                        Description
-------------------------------------------------------------------------

Date formed                 May 2007

Capital commitment          $503 million

Funding                     $96.5 million funded through March 31, 2009

Partnership structure

     Equity Contribution:   20% - Acadia
                            80% - 14 institutional investors

  Cash flow distribution:   20% - Acadia
                            80% - 14 institutional investors

                 Promote:   20% to Acadia once all partners (including Acadia) have received 6%
                             preferred return and return of equity

                            Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia              Asset management fee equal to 1.5% of total committed capital

                            Development fee equal to 3% of total project cost

                            Property management fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Market rate construction/project management fees

Reporting Supplement
    March 31, 2009

       Fund III
   Portfolio Detail
   ----------------
                                                                                                               Annualized Base Rent
                                                                                                                   per Occupied
                                  Gross Leasable Area        Occupancy            Annualized Base Rent             Square Foot
                                ----------------------- --------------------- -------------------------------- ---------------------
                    Ownership % Anchors  Shops   Total  Anchors Shops  Total   Anchors     Shops      Total    Anchors Shops  Total
                    ----------- ----------------------- --------------------- -------------------------------- ---------------------

       New York
       --------

Cortlandt Towne Center   100.0% 510,538 131,259 641,797  83.79% 85.87% 84.22% $6,007,613 $2,452,325 $8,459,938  $14.04 $21.76 $15.65
                                ======================= ===================== ================================ =====================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The primary anchors at Cortlandt Towne Center are Wal*Mart, A&P and United Artists Theatre.


        Reporting Supplement
           March 31, 2009

              Fund III
    Storage Post Property Detail
------------------------------------
                                                                Net
                                                             Rentable
                                                              Square
        Operating Properties                Location           Feet            Occupancy
------------------------------------------------------------------------------------------

Stabilized
----------
New Rochelle                         Westchester, New York       42,182
Suffern                                Suffern, New York         79,000
Yonkers                              Westchester, New York      100,811
Jersey City                         Jersey City, New Jersey      76,695
                                                            -----------

Subtotal Stabilized                                             298,688              85.0%
                                                            -----------       ------------

Currently in Lease-up
---------------------
Bruckner Blvd                           Bronx, New York          90,129
Fordham Road                            Bronx, New York          84,405
Webster Ave                             Bronx, New York          36,931
Lawrence                               Lawrence, New York        97,743
Long Island City                        Queens, New York        138,765
Linden                                 Linden, New Jersey        84,035
                                                            -----------

Subtotal in Lease-up                                            532,008              68.3%
                                                            -----------       ------------

Total Operating Properties                                      830,696              74.3%
                                                                              ============

Currently under development.
----------------------------
Ridgewood                               Queens, New York         89,900
                                                            -----------

Total Storage Post Portfolio                                    920,596
                                                            ===========


March 31, 2009
Storage Post Property Locations and Acadia Redevelopment Properties
-------------------------------------------------------------------
with a Self-Storage Component
-----------------------------


--------------------------
Storage Post Properties
Location
--------------------------

New York:
Bruckner Blvd (Bronx)
Fordham Road (Bronx)
Webster Ave (Bronx)
Lawrence
Long Island City (Queens)
New Rochelle (Westchester)
Ridgewood (Queens)
Suffern
Yonkers (Westchester)

New Jersey:
Jersey City
Linden
Total Storage Post

--------------------------




--------------------------
Acadia properties with a
self storage component
Location
--------------------------

Liberty (Queens)
Canarsie (Brooklyn)
Atlantic Ave. (Brooklyn)
Pelham Manor (Westchester)
Total Acadia

--------------------------

      Reporting Supplement
         March 31, 2009

New York Urban/Infill: Development costs - Construction Complete
-----------------------------------------------------------------

                                                                   Estimated   Total cost
                                                      Estimated      square     to date
                                                      completion    footage    (including  Estimated  Total   Debt as of
                                                         of         upon      acquisition    future   project  March 31,
 Property                         Anchors/Tenants    Construction  completion     cost)       cost     cost      2009   % Leased (2)
------------------------------------------------------------------------------------------------------------------------------------

Fund II                                                                                     ($ in millions)
-------                                                                                     ---------------

Construction complete
---------------------
                                                                                                                        Retail - 98%
Fordham Place                     Sears, Walgreens,                                                                     Office - 34%
                                   Best Buy, 24 Hour
                                   Fitness             Completed       271,000      $118.6     $ 6.4  $125.0     $ 84.6
Pelham Manor Shopping Center (1)  BJ's Wholesale
                                   Club                Completed       320,000        60.1       4.9    65.0       27.2     74%
216th Street                      City of New York
                                   Dept of General
                                   Services            Completed        60,000        27.7         -    27.7       25.5     100%
Liberty Avenue (1)                CVS, Storage Post    Completed       125,000        14.9         -    14.9       11.4     100%
161st Street (3)                  Various New York
                                   City and State
                                   Agencies            Completed       232,000        53.0      12.0    65.0       30.0      87%
                                                                  ------------ ----------- --------- ------- ----------
                                                                                                                        Retail - 84%
              Total                                                  1,008,000      $274.3     $23.3  $297.6     $178.7 Office - 71%
                                                                  ------------ ----------- --------- ------- ----------

(1) Fund II acquired a ground lease interest at this property.
(2) Percentage leased excludes the storage component at Pelham Manor and Liberty Avenue.
(3) 161st Street is currently cash flowing with an occupancy rate of 87%. Redevelopment plans for this property are to be determined.

     Reporting Supplement
        March 31, 2009

New York Urban/Infill: Development costs - Construction/Design
----------------------------------------------------------------------

                                                                                       Total cost
                                                                         Estimated       to date
                                                         Estimated         square      (including     Estimated   Total   Debt as of
                                                        completion      footage upon   acquisition      future    project  March 31,
           Property              Anchors/Tenants      of Construction    completion       cost)          cost      cost       2009
------------------------------------------------------------------------------------------------------------------------------------

Fund II                                                                                                ($ in millions)
-------                                                                                                ---------------

Under Construction
------------------
Atlantic Avenue                 Storage Post           2nd half 2009         110,000  $         15.1  $     7.9  $  23.0  $      3.7
Canarsie Plaza (1)              BJ's Wholesale Club    1st half 2011         257,000            22.6       51.4     74.0           -
                                                                        ------------  --------------  ---------  -------  ----------
          Sub-total                                                          367,000  $         37.7  $    59.3  $  97.0  $      3.7
                                                                        ------------  --------------  ---------  -------  ----------

In Design
---------
Sherman Avenue                  To be determined      To be determined       216,000            30.4       24.6     55.0        19.0
CityPoint (2)                   Target                To be determined       418,750            42.9      185.9    228.8         7.9
                                                                        ------------  --------------  ---------  -------  ----------
          Sub-total                                                          634,750            73.3      210.5    283.8        26.9
                                                                        ------------  --------------  ---------  -------  ----------

Total Construction/Design                                                  1,001,750  $        111.0  $   269.8  $ 380.8  $     30.6
                                                                        ------------  --------------  ---------  -------  ----------

Fund III
--------

In Design
---------
Sheepshead Bay                  To be determined      To be determined       240,000  $         22.3  $    86.7  $ 109.0  $        -
125 Main Street (Westport, CT)  To be determined      To be determined        30,000            17.4        5.6     23.0           -
                                                                        ------------  --------------  ---------  -------  ----------
Total Design                                                                 270,000  $         39.7  $    92.3  $ 132.0  $        -
                                                                        ------------  --------------  ---------  -------  ----------

(1 )Cost to date is net of lease termination income from Home Depot.
(2 )Fund II, along with P/A Associates, Washington Square Partner and MacFarlane Partners are co-developing the retail and office components at CityPoint. Amounts
  represent Fund II's pro-rata share.

     Reporting Supplement
        March 31, 2009

Retailer Controlled Property ("RCP") Venture - Overview
-------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***



Item                                  Description
--------------------------------------------------------------------------------------

Date formed                           January 2004

Targeted investments                  The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments                   Mervyns Department Stores - All capital has been returned
                                      Albertson's - All capital has been returned
                                      ShopKo - All capital has been returned
                                      Rex, Marsh Supermarkets, four Albertsons add-on investments, Newkirk, Camellia, Colorado
                                      Springs and Visalia.
                                      three Marsh add-on investments, Ameristop, Lil Cricket and C-Stores and a Mervyns add-on,
                                      Napa, CA.
Partnership structure

          Equity Contribution:        Up to $300 million of total equity

                                      Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                                      80% - Klaff Realty LP and Lubert-Adler

       Cash flow distribution:        20% - AKR Funds
                                      80% - Four institutional investors

                      Promote:        20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                      Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                        Property management fees

                                      Market rate leasing fees and construction/project management

                                      Disposition fees

      Reporting Supplement
         March 31, 2009

 Retailer Controlled Property ("RCP") Venture - Investments
 -----------------------------------------------------------

 The following table summarizes the RCP Venture investments from inception through March 31, 2009

                                                                   Year      Invested                     Equity
            Investor                     Investment              acquired    capital     Distributions   Multiple
 ------------------------------  ---------------------------     --------  ------------  -------------  -----------
    Mervyns I and Mervyns II               Mervyns                 2004        $25,348        $45,966       1.8 X

           Mervyns II                  Mervyns Realco              2007          2,155              -         -

    Mervyns I and Mervyns II     Mervyns add-on investments        2005          3,445          1,703       0.5 X

           Mervyns II                    Albertson's               2006         20,717         63,833       3.1 X

           Mervyns II            Albertson's add-on investments  2006/2007       2,409            466       0.2 X

            Fund II                        Shopko                  2006          1,100          1,100       1.0 X

            Fund II                         Marsh                  2006            667              -         -

            Fund II               Marsh add-on investments         2008          2,000          1,010       0.5 X

           Mervyns II                        Rex                   2007          2,701              -         -
                                                                          ------------  -------------  --------

             Total                                                             $60,542       $114,078       1.9 X
                                                                          ============  =============  ========

------------------------------------------------------------------------------------------------------------------

 In connection with its RCP Venture, in September 2004, Acadia Mervyns Investors I, LLC ("Mervyns I") and Acadia
 Mervyns Investors II, LLC ("Mervyns II") participated in the acquisition of the Mervyns Department Store chain consisting of 262 stores ("REALCO") and its retail operation ("OPCO") from Target Corporation for a total price of
 $1.2 billion. Mervyns I and II invested $23.2 million for approximately a 5.2% interest in REALCO and a 2.5%
 interest in OPCO, equally split between Mervyns I and II.

 To date, through a series of transactions, REALCO has disposed of a significant portion of the portfolio.
 Furthermore, during November 2007, Mervyns I and II sold their interest in OPCO and, as a result, have no further direct OPCO exposure.

------------------------------------------------------------------------------------------------------------------

    QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2009
 Core Portfolio Retail Properties - Detail
------------------------------------------
                                                                                                              Annualized Base Rent
                                                                                                               per Occupied Square
                          Gross Leasable Area           Occupancy             Annualized Base Rent                    Foot
                       ------------------------- ----------------------- ----------------------------------- -----------------------
                       Anchors  Shops    Total   Anchors  Shops   Total    Anchors      Shops       Total    Anchors  Shops   Total
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------
               Acadia's
               interest
               --------
     New York
    ---------

Connecticut
-----------
239 Greenwich
Avenue( 1)       75.0%  16,834       -    16,834 100.00%      -  100.00% $ 1,397,621 $         - $ 1,397,621 $ 83.02 $     - $ 83.02
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

New Jersey
----------
Elmwood Park
Shopping Center 100.0%  62,610  86,881   149,491 100.00%  85.93%  91.82%   1,390,460   1,868,906   3,259,366   22.21   25.03   23.74
A & P
Shopping Plaza   60.0%  49,463  13,445    62,908 100.00% 100.00% 100.00%     900,000     359,316   1,259,316   18.20   26.72   20.02
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------
 Total -
   New Jersey          112,073 100,326   212,399 100.00%  87.82%  94.24%   2,290,460   2,228,222   4,518,682   20.44   25.29   22.57
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

New York
--------
Village Commons
 Shopping
 Center         100.0%   3,891  83,346    87,237   0.00%  82.05%  78.39%           -   2,138,339   2,138,339       -   31.27   31.27
Branch Plaza    100.0%  74,050  51,701   125,751 100.00% 100.00% 100.00%   1,212,640   1,481,537   2,694,177   16.38   28.66   21.42
Amboy Road      100.0%  46,964  16,326    63,290 100.00%  85.30%  96.21%   1,052,068     724,967   1,777,035   22.40   52.06   29.18
Bartow Avenue   100.0%       -  14,676    14,676      -   76.29%  76.29%           -     336,665     336,665       -   30.06   30.06
Pacesetter Park
 Shopping
 Center         100.0%  52,052  44,301    96,353 100.00%  82.61%  92.00%     383,168     750,481   1,133,649    7.36   20.51   12.79
2914 Third
 Avenue         100.0%  33,500   8,900    42,400 100.00% 100.00% 100.00%     550,000     325,028     875,028   16.42   36.52   20.64
LA Fitness      100.0%  55,000       -    55,000 100.00%      -  100.00%   1,265,000           -   1,265,000   23.00       -   23.00
West 54th
 Street         100.0%   4,211   5,784     9,995 100.00%  94.50%  96.82%   1,349,829   1,521,182   2,871,011  320.55  278.31  296.69
East 17th
 Street         100.0%  19,622       -    19,622 100.00%   0.00% 100.00%     625,000           -     625,000   31.85       -   31.85
Crossroads
 Shopping
 Center          49.0% 210,114 100,708   310,822 100.00%  83.35%  94.61%   2,533,929   3,382,940   5,916,869   12.06   40.30   20.12
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------
 Total -
   New York            499,404 325,742   825,146  99.22%  85.99%  94.00%   8,971,634  10,661,139  19,632,773   18.11   38.06   25.31
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

 Total
   New York            628,311 426,068 1,054,379  99.38%  86.42%  94.14%  12,659,715  12,889,361  25,549,076   20.27   35.01   25.74
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------


    New England
    -----------

Connecticut
-----------
Town Line
 Plaza( 2)      100.0% 163,159  43,187   206,346 100.00% 100.00% 100.00%     937,000     733,620   1,670,620   14.23   16.99   15.32
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

Massachusetts
---------------
Methuen
 Shopping
 Center         100.0% 120,004  10,017   130,021 100.00% 100.00% 100.00%     736,464     222,225     958,689    6.14   22.18    7.37
Crescent Plaza  100.0% 156,985  61,156   218,141 100.00%  81.40%  94.79%   1,178,872     520,882   1,699,754    7.51   10.46    8.22
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------
   Total -
    Massachusetts      276,989  71,173   348,162 100.00%  84.02%  96.73%   1,915,336     743,107   2,658,443    6.91   12.43    7.89
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

New York
--------
New Loudon
 Center         100.0% 251,211   4,615   255,826 100.00% 100.00% 100.00%   1,611,605     115,173   1,726,778    6.42   24.96    6.75
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

Rhode Island
------------
Walnut Hill
 Plaza          100.0% 121,892 162,825   284,717 100.00%  92.56%  95.75%   1,005,500   1,416,103   2,421,603    8.25    9.40    8.88
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

Vermont
-------
The Gateway
 Shopping
 Center         100.0%  73,184  28,600   101,784 100.00%  84.38%  95.61%   1,353,904     511,252   1,865,156   18.50   21.19   19.17
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

  Total
    New England        886,435 310,400 1,196,835 100.00%  90.99%  97.66%   6,823,345   3,519,255  10,342,600    8.65   12.46    9.65
                       ------- ------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------- -------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1 )239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet.
Residential activities are not included above.
(2 )Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2009
  Core Portfolio Retail Properties -
                 Detail
----------------------------------------
                                                                                                               Annualized Base Rent
                          Gross Leasable Area         Occupancy                   Annualized Base Rent         per Occupied Square
                                                                                                                        Foot
                     ---------------------------------------------------------------------------------------------------------------
                      Anchors    Shops     Total   Anchors  Shops   Total    Anchors      Shops       Total    Anchors Shops  Total
                     ---------------------------------------------------------------------------------------------------------------
Core              Acadia's
 Portfolio
 (continued):
                  interest
              ----------------
   Midwest
-------------
Illinois
-------------
Hobson West
 Plaza        100.0%    51,692    47,446    99,138 100.00%  79.25%  90.07%    $225,436    $879,217  $1,104,653   $4.36 $23.38 $12.37
Clark
 Diversey     100.0%         -    19,265    19,265       - 100.00% 100.00%           -     844,734     844,734       -  43.85  43.85
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total -
   Illinois             51,692    66,711   118,403 100.00%  85.24%  91.69%     225,436   1,723,951   1,949,387    4.36  30.32  17.96

Indiana
-------------
Merrillville
 Plaza        100.0%   145,266    89,860   235,126 100.00%  88.17%  95.48%   1,615,642   1,340,030   2,955,672   11.12  16.91  13.17

Michigan
-------------
Bloomfield
 Towne Square 100.0%   152,944    79,237   232,181  82.04%  96.39%  86.94%   1,015,349   1,291,547   2,306,896    8.09  16.91  11.43

Ohio
-------------
Mad River
 Station (1)  100.0%    68,296    57,687   125,983 100.00%  78.16%  90.00%     802,719     627,538   1,430,257   11.75  13.92  12.61
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Total Midwest          418,198   293,495   711,693  93.43%  87.76%  91.09%   3,659,146   4,983,066   8,642,212    9.36  19.35  13.33
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Mid-Atlantic
-------------
New Jersey
-------------
Marketplace
 of Absecon   100.0%    58,031    46,687   104,718 100.00%  93.27%  97.00%     984,014     660,361   1,644,375   16.96  15.17  16.19
Ledgewood
 Mall         100.0%   370,969   146,182   517,151  91.03%  53.24%  80.35%   2,548,390   1,051,478   3,599,868    7.55  13.51   8.66
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
Total - New
    Jersey             429,000   192,869   621,869  92.24%  62.93%  83.15%   3,532,404   1,711,839   5,244,243    8.93  14.10  10.14
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Delaware
-------------
Brandywine
 Town Center   22.2%   839,624    35,284   874,908  97.20%  87.91%  96.83%  12,596,028     559,980  13,156,007   15.43  18.05  15.53
Market Square
 Shopping
 Center        22.2%    42,850    59,377   102,227 100.00%  88.75%  93.47%     671,888   1,553,239   2,225,127   15.68  29.47  23.29
Naamans Road   22.2%         -    19,970    19,970   0.00%  54.94%  54.94%           -     583,320     583,320       -  53.17  53.17
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total -
   Delaware            882,474   114,631   997,105  97.34%  82.60%  95.64%  13,267,916   2,696,539  15,964,454   15.45  28.48  16.74
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Pennsylvania
-------------
Blackman
 Plaza        100.0%   112,051    13,213   125,264 100.00%  28.97%  92.51%     268,519      20,400     288,919    2.40   5.33   2.49
Mark Plaza    100.0%   157,595    58,806   216,401 100.00%  49.48%  86.27%     652,095     220,106     872,201    4.14   7.56   4.67
Plaza 422     100.0%   139,968    16,311   156,279 100.00%  25.32%  92.21%     643,503      75,000     718,503    4.60  18.16   4.99
Route 6 Plaza 100.0%   146,498    29,007   175,505 100.00% 100.00% 100.00%     806,351     326,563   1,132,914    5.50  11.26   6.46
Chestnut Hill
 (2)          100.0%    31,420     9,150    40,570  59.00% 100.00%  68.25%     482,000     325,483     807,483   26.00  35.57  29.16
Abington
 Towne Center
 (3)          100.0%   184,616    31,742   216,358 100.00%  89.80%  98.50%     270,000     690,848     960,848   10.00  24.24  17.31
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total -
 Pennsylvania          772,148   158,229   930,377  98.33%  65.55%  92.76%   3,122,468   1,658,400   4,780,868    5.19  15.99   6.78
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

 Total Mid-
   Atlantic          2,083,622   465,729 2,549,351  96.66%  68.66%  91.54%  19,922,788   6,066,778  25,989,565   10.73  18.97  11.94
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------


 Total Core
  Properties         4,016,566 1,495,692 5,512,258  97.48%  82.10%  93.31% $43,064,994 $27,458,460 $70,523,453  $11.76 $22.36 $14.43
                     ========= ========= ========= ======= ======= ======= =========== =========== =========== ======= ====== ======

 Total Core
 Properties -
 weighted based on
 ownership interest
         (4)         3,199,026 1,349,793 4,548,819  97.41%  81.95%  92.83%  30,743,500  23,492,066  54,235,566   $9.87 $21.24 $12.84
                     ========= ========= ========= ======= ======= ======= =========== =========== =========== ======= ====== ======

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
(1 )The GLA for this property excludes 29,857 square feet of office space.
(2 )This consists of two separate buildings.
(3 )Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4 )Weighted based on Acadia's ownership interest in the properties.

        Reporting Supplement
           March 31, 2009


Core Portfolio Retail Properties by State - Summary
----------------------------------------------------------


                                                                                   Gross Leasable Area         Occupancy
                                                                              ------------------------------------------------------
                                                 Ownership Percent      Number of
                                                              of
                                                            base   properties Anchors     Shops     Total   Anchors  Shops   Total
                                                            rent                 (2)
                                                    %        (1)
                                                 -----------------------------------------------------------------------------------



Connecticut                                          75.0%    5.0%          2   179,993    43,187   223,180 100.00% 100.00% 100.00%

Delaware                                             22.2%    6.3%          3   882,474   114,631   997,105  97.34%  82.60%  95.64%

Illinois                                            100.0%    3.6%          2    51,692    66,711   118,403 100.00%  85.24%  91.69%

Indiana                                             100.0%    5.4%          1   145,266    89,860   235,126 100.00%  88.17%  95.48%

Massachusetts                                       100.0%    4.9%          2   276,989    71,173   348,162 100.00%  84.02%  96.73%

Michigan                                            100.0%    4.3%          1   152,944    79,237   232,181  82.04%  96.39%  86.94%

New Jersey                                           88.9%   17.1%          4   541,073   293,195   834,268  93.85%  71.45%  85.98%

New York                                             84.6%   33.9%         11   750,615   330,357 1,080,972  99.48%  86.19%  95.42%

Ohio                                                100.0%    2.6%          1    68,296    57,687   125,983 100.00%  78.16%  90.00%

Pennsylvania                                        100.0%    8.9%          6   772,148   158,229   930,377  98.33%  65.55%  92.76%

Rhode Island                                        100.0%    4.5%          1   121,892   162,825   284,717 100.00%  92.56%  95.75%

Vermont                                             100.0%    3.4%          1    73,184    28,600   101,784 100.00%  84.38%  95.61%
                                                           ------- ---------- --------- --------- --------- ------- ------- -------

             Total - Core Portfolio                         100.0%         35 4,016,566 1,495,692 5,512,258  97.48%  82.10%  93.31%
                                                           ======= ========== ========= ========= ========= ======= ======= =======


                                                                                                               Annualized Base Rent
                                                                                  Annualized Base Rent         per Occupied Square
                                                                                                                        Foot
                                                                           ---------------------------------------------------------

                                                                             Anchors      Shops       Total    Anchors Shops  Totals
                                                                           ---------------------------------------------------------



Connecticut                                                                $ 2,334,621 $   733,620 $ 3,068,241  $28.23 $16.99 $24.37

Delaware                                                                    13,267,916   2,696,539  15,964,454   15.45  28.48  16.74

Illinois                                                                       225,436   1,723,951   1,949,387    4.36  30.32  17.96

Indiana                                                                      1,615,642   1,340,030   2,955,672   11.12  16.91  13.17

Massachusetts                                                                1,915,336     743,107   2,658,443    6.91  12.43   7.89

Michigan                                                                     1,015,349   1,291,547   2,306,896    8.09  16.91  11.43

New Jersey                                                                   5,822,864   3,940,061   9,762,925   11.47  18.81  13.61

New York                                                                    10,583,239  10,776,312  21,359,551   14.17  37.85  20.71

Ohio                                                                           802,719     627,538   1,430,257   11.75  13.92  12.61

Pennsylvania                                                                 3,122,468   1,658,400   4,780,868    5.19  15.99   6.78

Rhode Island                                                                 1,005,500   1,416,103   2,421,603    8.25   9.40   8.88

Vermont                                                                      1,353,904     511,252   1,865,156   18.50  21.19  19.17
                                                                           ----------- ----------- ----------- ------- ------ ------

                          Total - Core Portfolio                           $43,064,994 $27,458,460 $70,523,453  $11.76 $22.36 $14.43
                                                                           =========== =========== =========== ======= ====== ======

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1 )The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2 )Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

               Reporting Supplement
                  March 31, 2009


              Core Portfolio Top Tenants - Ranked by Annualized Base Rent (2)
             -----------------------------------------------------------------



                                                                                                                Percentage of Total
                                       Number of      Wholly Owned       Joint Ventures         Combined          Represented by
                                                                                                                    Retail Tenant
                                                  ----------------------------------------------------------------------------------
                                       stores in
                      Retail           combined     Total   Annualized  Total  Annualized   Total   Annualized    Total   Annualized
                                                                Base              Base                  Base                 Base
  Ranking             Tenant           portfolio     GLA     Rent (1)    GLA    Rent (1)     GLA     Rent (1)   Portfolio  Rent (1)
                                                                                                                 GLA (2)
------------------------------------------------------------------------------------------------------------------------------------

           1  A&P/Waldbaum's/Pathmark           5   197,502  $3,613,840 18,722   $246,960   216,224  $3,860,800      4.8%       7.1%

           2 Supervalu (Shaws)                  4   220,625   3,075,684      -          -   220,625   3,075,684      4.9%       5.7%

           3 TJX Companies                      9   230,627   1,798,351 19,144    344,750   249,771   2,143,101      5.5%       4.0%
               -- T.J. Maxx                     4    88,200     759,600  6,927     88,189    95,127     847,789      2.1%       1.6%
               -- Marshalls                     3   102,781     731,494      -          -   102,781     731,494      2.3%       1.3%
               -- Homegoods                     2    39,646     307,257 12,217    256,561    51,863     563,818      1.1%       1.0%

           4 Sears                              5   390,270   1,355,279 49,355    277,463   439,625   1,632,742      9.7%       3.0%
               -- Kmart                         4   329,570   1,097,279 49,355    277,463   378,925   1,374,742      8.3%       2.5%
               -- Sears                         1    60,700     258,000      -          -    60,700     258,000      1.3%       0.5%

           5 Wal-Mart                           2   210,114   1,515,409      -          -   210,114   1,515,409      4.6%       2.8%

           6 Stage Deli                         1     4,211   1,349,829      -          -     4,211   1,349,829      0.1%       2.5%

           7 Ahold (Stop and Shop)              2   117,911   1,320,168      -          -   117,911   1,320,168      2.6%       2.4%

           8 L.A. Fitness                       1    55,000   1,265,000      -          -    55,000   1,265,000      1.2%       2.3%

           9 Home Depot                         2   211,003   1,099,996      -          -   211,003   1,099,996      4.6%       2.0%

          10 Restoration Hardware               1    12,293   1,041,152      -          -    12,293   1,041,152      0.3%       1.9%

          11 Barnes & Noble                     3    32,122     849,000  6,091    194,902    38,213   1,043,902      0.8%       1.9%
          12 Sleepy's                           5    40,119     847,674      -          -    40,119     847,674      0.9%       1.6%
          13 Price Chopper                      1    77,450     802,105      -          -    77,450     802,105      1.7%       1.5%
             Federated Department
          14  Stores (Macy's)                   1    73,349     651,245      -          -    73,349     651,245      1.6%       1.2%
          15 Dr. J's                            1    33,500     550,000      -          -    33,500     550,000      0.7%       1.0%
          16 JC Penney                          1    50,000     544,500      -          -    50,000     544,500      1.1%       1.0%
          17 Payless Shoesource                 8    26,225     484,013  1,514     52,994    27,739     537,007      0.6%       1.0%
          18 Rite Aid                           3    32,142     511,565      -          -    32,142     511,565      0.7%       0.9%
          19 The Avenue                         4    17,236     342,869  4,043    160,406    21,279     503,275      0.5%       0.9%
          20 Border's                           1    18,538     482,000      -          -    18,538     482,000      0.4%       0.9%
                                      ----------- --------- ----------- ------ ---------- --------- ----------- --------- ----------

                      Total                    60 2,050,237 $23,499,679 98,869 $1,277,475 2,149,106 $24,777,154     47.2%      45.7%
                                      =========== ========= =========== ====== ========== ========= =========== ========= ==========

             (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

             (2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of
              Brandywine and Crossroads.

       Reporting Supplement
         March 31, 2009

 Core Portfolio Retail Anchor
             Detail
--------------------------------

                                                        Annual   Annual
      Property/Tenant Name        Square     Lease       Base     Base
        (Type of Center)          Footage  Expiration    Rent    Rent       Options
                                                                   PSF
----------------------------------------------------------------------------------------


            New York
--------------------------------
Connecticut
--------------------------------
239 Greenwich Ave., Greenwich
Coach                                4,541  1/31/2016    356,469  78.50 (1) 5 Year
Restoration Hardware                12,293  9/30/2014  1,041,152  84.69 (2) 5 Years
                                 ---------            ---------- ------
                                    16,834             1,397,621  83.02
                                 ---------            ---------- ------

New Jersey
--------------------------------
Elmwood Park Shopping Center, Elmwood Park
Walgreens                           14,837  5/31/2022    435,000  29.32 (8) 5 Year
Pathmark (A&P)                      47,773 11/30/2017    955,460  20.00 (7) 5 Year
                                 ---------            ---------- ------
                                    62,610             1,390,460  22.21
                                 ---------            ---------- ------

A&P Shopping Plaza, Boonton
A&P                                 49,463 10/26/2024    900,000  18.20 (9) 5 Year
                                 ---------            ---------- ------

New York
--------------------------------
Branch Plaza, Smithtown
CVS                                 11,050  5/31/2010    199,580  18.06
A&P                                 63,000 11/30/2013  1,013,060  16.08 (3) 5 Year
                                 ---------            ---------- ------
                                    74,050             1,212,640  16.38
                                 ---------            ---------- ------
Amboy Shopping Center, Staten Island
King Kullen                         37,266   7/6/2028    745,320  20.00
Duane Reade                          9,698  8/31/2013    306,748  31.63 (1) 5 Year
                                 ---------            ---------- ------
                                    46,964             1,052,068  22.40
                                 ---------            ---------- ------

Pacesetter Park Shopping Center, Pomona
Stop & Shop                         52,052  8/31/2020    383,168   7.36 (2) 10 Year
                                 ---------            ---------- ------

2914 Third Avenue
Dr. J's                             33,500  1/31/2021    550,000  16.42
                                 ---------            ---------- ------

LA Fitness, Staten Island
LA Fitness                          55,000  1/31/2021  1,265,000  23.00
                                 ---------            ---------- ------

West 54th Street
Stage Deli                           4,211  3/31/2013  1,349,829 320.55
                                 ---------            ---------- ------

East 17th Street
Barnes & Noble                      19,622  4/30/2011    625,000  31.85 (1) 5 Year
                                 ---------            ---------- ------

Crossroads Shopping Center, White Plains
Kmart                              100,725  1/31/2012    566,250  $5.62 (4) 5 Year
Waldbaum's (A&P)                    38,208 12/31/2012    504,000  13.19 (4) 5 Year
Barnes & Noble                      12,430  5/28/2012    397,760  32.00 (2) 5 Year
Pier 1                               8,818  2/29/2012    348,576  39.53
Modell's                            25,000  2/28/2009    193,750   7.75 (2) 5 Year
Home Goods                          24,933 11/30/2018    523,593  21.00 (3) 5 Year
                                 ---------            ---------- ------
                                   210,114             2,533,929  12.06
                                 ---------            ---------- ------

         Total New York            624,420            12,659,715  20.27
                                 ---------            ---------- ------

-----------------------------------------------------

          New England
--------------------------------
Connecticut
--------------------------------


Town Line Plaza, Rocky Hill
Wal*Mart( 1)                        97,300          -  $        - $    - REA Agreement
Super Stop & Shop (Ahold)           65,859 11/30/2024     937,000  14.23 (8) 5 Year
                                 ---------            ----------- ------
                                   163,159                937,000  14.23
                                 ---------            ----------- ------
(1) This space is contiguous to the Company's property and is not owned by the Company.

Massachusetts
--------------------------------
Methuen Shopping Center, Methuen
Demoulas Super Markets              30,460  1/31/2010     109,656   3.60 (1) 5 Year
Wal*Mart                            89,544  1/31/2012     626,808   7.00 (8) 5 Year
                                 ---------            ----------- ------
                                   120,004                736,464   6.14
                                 ---------            ----------- ------

Crescent Plaza, Brockton
Home Depot                         106,760 10/31/2021     661,912   6.20 (7) 5 Year
Supervalu                           50,225 12/31/2012     516,960  10.29 (6) 5 Year
                                 ---------            ----------- ------
                                   156,985              1,178,872   7.51
                                 ---------            ----------- ------

New York
--------------------------------
New Loudon Center, Latham
Bon Ton                             65,365   2/1/2014     274,533   4.20 (4) 5 Year
Marshalls                           37,212  1/31/2014     158,150   4.25 (3) 5 Year
Price Chopper                       77,450  5/31/2015     802,105  10.36 (4) 5 Year
A.C. Moore                          21,520  4/30/2009     221,226  10.28 (3) 5 Year
Raymours Furniture Co               49,664  4/30/2019     155,591   3.13 (3) 5 Year
                                 ---------            ----------- ------
                                   251,211              1,611,605   6.42
                                 ---------            ----------- ------

Rhode Island
--------------------------------
Walnut Hill Plaza, Woonsocket
Sears                               60,700  8/31/2013     258,000   4.25 (4) 5 Year
CVS                                  8,800  1/31/2009     197,384  22.43 (1) 5 Year
Supervalu                           52,392 12/31/2013     550,116  10.50 (3) 5 Year
                                 ---------            ----------- ------
                                   121,892              1,005,500   8.25
                                 ---------            ----------- ------

Vermont
--------------------------------
Gateway Shopping Center, N. Burlington
Supervalu                                                                (5) 5 Yr. & (1) 4
                                    73,184  3/31/2024   1,353,904  18.50  Yr.
                                 ---------            ----------- ------

       Total New England           886,435              6,823,345   8.65
                                 ---------            ----------- ------
Midwest
--------------------------------
Illinois
--------------------------------
Hobson West Plaza, Naperville
Garden Fresh Markets                51,692 11/30/2012     225,436   4.36 (4) 5 Year
                                 ---------            ----------- ------

Indiana
--------------------------------
Merrillville Plaza, Merrillville
K & G Fashion Superstore            21,500 10/15/2017     269,647  12.54 (2) 5 Year
JC Penney                           50,000  1/31/2013     544,500  10.89 (1) 5 Year
Officemax                           26,157  8/31/2013     235,413   9.00 (3) 5 Year
Pier I                               9,143  1/31/2009     173,717  19.00
David's Bridal                      13,266 11/19/2010     190,765  14.38 (2) 5 Year
TJ Maxx                             25,200  1/31/2009     201,600   8.00
                                 ---------            ----------- ------
                                   145,266              1,615,642  11.12
                                 ---------            ----------- ------


Michigan
--------------------------------
Bloomfield Town Square, Bloomfield Hills
HomeGoods                           39,646  5/31/2010     307,257   7.75 (2) 5 Year
Officemax                           21,500  6/30/2010     193,500   9.00 (3) 5 Year
Marshalls                           28,324  9/30/2011     226,592   8.00 (3) 5 Year
TJ Maxx                             36,000  1/31/2009     288,000   8.00 (1) 5 Year
                                 ---------            ----------- ------
                                   125,470              1,015,349   8.09
                                 ---------            ----------- ------

Ohio
--------------------------------
Mad River Station, Dayton
Babies 'R' Us                       33,147  2/28/2010     260,204   7.85 (2) 5 Year
Pier I                              10,111  2/28/2010     227,037  22.45
Office Depot                        25,038  8/31/2010     315,478  12.60
                                 ---------            ----------- ------
                                    68,296                802,719  11.75
                                 ---------            ----------- ------


         Total Midwest             390,724              3,659,146   9.37
                                 ---------            ----------- ------

-------------------------------------------------
Mid-Atlantic
----------------------------
New Jersey
----------------------------
Marketplace of Absecon,
 Absecon
Rite Aid                        13,207  8/30/2020     329,310  24.93 (4) 5 Year
Supervalu                       44,824  4/30/2015     654,704  14.61
                             ---------            ----------- ------
                                58,031                984,014  16.96
                             ---------            ----------- ------

Ledgewood Mall, Ledgewood
Ashley Furniture                41,806 12/31/2010     212,793   5.09 (2) 5 Year
Barnes & Noble                  12,500  1/31/2010     224,000  17.92 (5) 5 Year
Marshalls                       37,245  9/30/2014     346,751   9.31 (4) 5 Year
The Sports Authority            52,205  5/31/2012     225,000   4.31 (5) 5 Year
Macy's Department Store                                              (3) 5 Year
 (Federated)                    73,349  1/31/2010     651,245   8.88
Wal*Mart                       120,570  3/31/2019     888,601   7.37 (6) 5 Year
                             ---------            ----------- ------
                               337,675              2,548,390   7.55
                             ---------            ----------- ------


Delaware
----------------------------
Brandywine Town Center, Wilmington
Lowe's Home Centers            140,000  8/31/2018   2,117,500  15.13 (6) 5 Year
Target                         138,000  1/31/2018     800,000   5.80 (4) 10 Year
Target expansion                                                     (1) 7 Year
                                                                      & (10) 5
                                27,716  1/31/2011     304,876  11.00  year
Access Group                    76,458  5/31/2015   1,610,205  21.06 (2) 5 Year
Regal Cinemas                   65,641   6/1/2017     861,210  13.12 (4) 5 Year
Bed, Bath & Beyond              50,977  1/31/2014     955,495  18.74 (3) 5 Year
Dick's Sporting Goods           50,000  5/31/2013     700,000  14.00 (3) 5 Year
Christmas Tree Shops            48,000  1/31/2028     540,000  11.25 (4) 5 Year
Michaels                        24,876  2/28/2011     572,148  23.00 (3) 5 Year
Old Navy (The Gap)              24,631  4/30/2011     617,745  25.08 (1) 5 Year
Petsmart                        23,963  6/30/2017     479,257  20.00 (5) 5 Year
Thomasville Furniture           18,893 12/31/2011     504,358  26.70 (10) 1 Year
World Market                    20,310  1/31/2015     406,200  20.00
Transunion Settlement           43,307  3/31/2013     995,742  22.99 (5) 1 Year
Drexel Heritage                 16,525 12/31/2016     396,600  24.00 (2) 5 Year
Lane Home Furnishings           21,827 10/31/2015     409,693  18.77
MJM Designer                    25,000  9/30/2015     325,000  13.00 (4) 5 Year
                             ---------            ----------- ------
                               816,124             12,596,029  15.43
                             ---------            ----------- ------

Market Square Shopping Center
 Wilmington
Trader Joe's                    11,675  1/31/2019     275,000  23.55 (3) 5 Year
TJ Maxx                         31,175  1/31/2011     396,888  12.73 (1) 5 Year
                             ---------            ----------- ------
                                42,850                671,888  15.68
                             ---------            ----------- ------

Pennsylvania
----------------------------

Blackman Plaza, Wilkes-Barre
Rite Aid                         7,095  7/31/2016      63,855   9.00           -
Kmart                          104,956 10/31/2009     204,664   1.95 (8) 5 Year
                             ---------            ----------- ------
                               112,051                268,519   2.40
                             ---------            ----------- ------

Mark Plaza, Edwardsville
Kmart                          104,956 10/31/2009     204,664   1.95 (8) 5 Year
Redner's Market                 52,639  5/31/2018     447,431   8.50 (2) 5 Year
                             ---------            ----------- ------
                               157,595                652,095   4.14
                             ---------            ----------- ------

Plaza 422, Lebanon
Home Depot                     104,243 12/31/2028     438,084   4.20 (6) 5 Year
Dunham's                        35,725  1/31/2016     205,419   5.75 (3) 5 Year
                             ---------            ----------- ------
                               139,968                643,503   4.60
                             ---------            ----------- ------

Route 6 Mall, Honesdale
Rite Aid                        11,840  1/31/2011     118,400  10.00 (3) 5 Year
Fashion Bug                     15,000  1/31/2016           -      -           -
Kmart                          119,658  4/30/2020     687,951   5.75 (10) 5 Year
                             ---------            ----------- ------
                               146,498                806,351   5.50
                             ---------            ----------- ------

Abington Town Center,
 Abington
TJ Maxx                         27,000 11/30/2010 $   270,000 $10.00 (2) 5 Year
Target( 1)                                                           Condominium
                               157,616          -           -      -  Agreement
                             ---------            ----------- ------
                               184,616                270,000  10.00
                             ---------            ----------- ------

Chestnut Hill Shoppes,
 Philadelphia
Borders Books                   18,538  1/31/2010     482,000  26.00 (2) 5 Year
                             ---------            ----------- ------
                                18,538                482,000  26.00
                             ---------            ----------- ------

     Total Mid-Atlantic      2,013,946             19,922,789  10.73
                             ---------            ----------- ------


Total Core Portfolio Retail
 Anchor Properties           3,915,525            $43,064,994 $11.76
                             =========            =========== ======

(1 )Target owns the portion of the main building (157,616 square feet) that their store is located in.

 Reporting Supplement
    March 31, 2009

Core Portfolio Anchor Lease Expirations - Next 4 Years
-------------------------------------------------------------


                                         Gross Leased Area            Annualized Base Rent
                                       ----------------------     ----------------------------
                                                    Percent                   Percent  Average
                                         Square        of                       of       per
        Center             Anchor        footage      all           Amount     all     Sq. Ft.
                                                     anchors                  anchors
---------------------- --------------- ----------- ------------------------- --------- -------

         2010
Chestnut Hill          Borders Books        18,538      0.51%        482,000     1.12%   26.00
Methuen Shopping       Demoulas
 Center                 Supermarket         30,460      0.83%        109,656     0.25%    3.60
Ledgewood Mall         Barnes & Noble       12,500      0.34%        224,000     0.52%   17.92
Ledgewood Mall         Macy's               73,349      2.00%        651,245     1.51%    8.88
Ledgewood Mall         Ashley
                        Furniture           41,806      1.14%        212,793     0.49%    5.09
Mad River Station      Babies 'R' Us        33,147      0.91%        260,204     0.60%    7.85
Mad River Station      Pier I Imports       10,111      0.28%        227,037     0.53%   22.45
Mad River Station      Office Depot
                        Inc.                25,038      0.68%        315,479     0.73%   12.60
Bloomfield Town Square Home Goods Inc.      39,646      1.08%        307,257     0.71%    7.75
Bloomfield Town Square Officemax Inc.       21,500      0.59%        193,500     0.45%    9.00
Branch Plaza           CVS                  11,050      0.30%        199,580     0.46%   18.06
Merrillville           David's Bridal       13,266      0.36%        190,765     0.44%   14.38
Abington Towne Center  TJ Maxx              27,000      0.74%        270,000     0.63%   10.00
                                       ----------- ----------     ---------- --------- -------
                         Total 2010        357,411      9.76%      3,643,516     8.44%   10.19
                                       ----------- ----------     ---------- --------- -------

         2011
Route 6 Plaza          Rite Aid             11,840      0.32%        118,400     0.27%   10.00
Bloomfield Town Square Marshalls            28,324      0.77%        226,592     0.53%    8.00
Market Square Shopping TJ Maxx
 Center                                     31,175      0.85%        396,888     0.92%   12.73
Brandywine Town Center Target
                        Expansion           27,716      0.76%        304,876     0.71%   11.00
Brandywine Town Center Michaels             24,876      0.68%        572,148     1.33%   23.00
Brandywine Town Center Old Navy             24,631      0.67%        617,745     1.43%   25.08
Brandywine Town Center Thomasville
                        Furniture           18,893      0.52%        504,358     1.17%   26.70
                                       ----------- ----------     ---------- --------- -------
                         Total 2011        167,455      4.57%      2,741,007     6.36%   16.37
                                       ----------- ----------     ---------- --------- -------

         2012
Crossroads Shopping    Kmart
 Center                                    100,725      2.75%        566,250     1.31%    5.62
Crossroads Shopping    Peir 1 Imports
 Center                                      8,818      0.24%        348,576     0.81%   39.53
Crossroads Shopping    Barnes & Noble
 Center                                     12,430      0.34%        397,760     0.92%   32.00
Crossroads Shopping    Waldbaum's
 Center                 (A&P)               38,208      1.04%        504,000     1.17%   13.19
Methuen Shopping       Wal*Mart
 Center                                     89,544      2.45%        626,808     1.46%    6.98
Ledgewood Mall         The Sports
                        Authority           52,205      1.43%        225,000     0.52%    4.31
Hobson Plaza           Garden Fresh
                        Markets             51,692      1.41%        225,436     0.52%    4.36
Crescent Plaza         Supervalu            50,225      1.37%        516,960     1.20%   10.29
                                       ----------- ----------     ---------- --------- -------
                         Total 2012        403,847      4.37%      3,410,790     4.21%    8.45
                                       ----------- ----------     ---------- --------- -------

         2013
Brandywine Town Center Trans Union          43,307      1.18%      1,025,768     2.38%   23.69
Brandywine Town Center Dick's Sporting
                        Goods               50,000      1.37%        700,000     1.63%   14.00
Merrillville Plaza     JC Penney            50,000      1.37%        544,500     1.26%   10.89
Merrillville Plaza     OfficeMax            26,157      0.71%        235,413     0.55%    9.00
East 17th Street       Barnes & Noble       19,622      0.54%        625,000     1.45%   31.85
Amboy Center           Duane Reade           9,698      0.26%        306,748     0.71%   31.61
Walnut Hill Plaza      Sears                60,700      1.66%        258,000     0.60%    4.25
Walnut Hill Plaza      Supervalu            52,392      1.43%        550,116     1.28%   10.50
Branch Plaza           A&P                  63,000      1.72%      1,013,060     2.35%   16.08
                                       ----------- ----------     ---------- --------- -------
                         Total 2013        374,876      5.17%      5,258,605     7.27%   14.03
                                       ----------- ----------     ---------- --------- -------



Total Core Portfolio   Total - Next 4
                            Years        1,303,589     23.87%     15,053,918    26.28%  $11

orting Supplement
     March 31, 2009

  Core Portfolio Lease Expirations
-------------------------------------


                           Gross Leased Area           Annualized Base Rent
                         ---------------------     ----------------------------
                     Number of        Percent                  Percent  Average
                Leases      Square       of                       of      per
               Expiring    Footage     Total         Amount     Total   Sq. Ft.
              --------------------------------     ----------------------------

Anchor Tenant Expirations

         2009          4      256,432    7.00%         824,304    1.91%    3.21
         2010         14      357,411    9.76%       3,643,515    8.46%   10.19
         2011          9      195,917    5.35%       3,563,381    8.27%   18.19
         2012          8      403,847   11.04%       3,410,790    7.92%    8.45
         2013          8      355,254    9.70%       4,603,579   10.71%   12.96
         2014          7      212,235    5.80%       2,949,799    6.85%   13.90
         2015          7      265,959    7.27%       4,207,916    9.77%   15.82
         2016          5       78,886    2.15%       1,022,342    2.37%   12.96
         2017          4      158,877    4.34%       2,565,573    5.96%   16.15
         2018          6      359,783    9.83%       5,238,354   12.16%   14.56
         2019          6      243,109    6.64%       1,808,792    4.20%    7.44
         2020          3      184,917    5.05%       1,400,429    3.25%    7.57
         2021          2      140,260    3.83%       1,211,912    2.81%    8.64
         2022          2       69,837    1.91%       1,700,000    3.95%   24.34
         2024          3      188,506    5.15%       3,190,904    7.41%   16.93
         2028          4      189,509    5.18%       1,723,404    4.00%    9.09
              ---------- ------------ --------     ----------- -------- -------
Total
 Occupied             92    3,660,739  100.00%     $43,064,994  100.00%  $11.76
              ========== ============ ========     =========== ======== =======

-------------------------------------

Anchor GLA Owned by
 Tenants                      254,916
Total Vacant                  100,911
                         ------------

Total Square Feet           4,016,566
                         ============

-------------------------------------

Shop Tenant Expirations

  Month to
    Month             17       40,667    3.31%     $   841,464    3.06%  $20.69
         2009         44      138,532   11.30%       2,713,641    9.88%   19.59
         2010         46      144,986   11.81%       2,396,529    8.73%   16.53
         2011         48      170,773   13.91%       3,586,393   13.07%   21.00
         2012         42      147,907   12.05%       2,913,497   10.61%   19.70
         2013         48      159,785   13.02%       3,588,632   13.07%   22.46
         2014         28      129,370   10.54%       2,819,488   10.27%   21.79
         2015         16       69,896    5.69%       1,526,664    5.56%   21.84
         2016          6       35,065    2.86%         839,554    3.06%   23.94
         2017         16       53,372    4.35%       2,186,835    7.96%   40.97
         2018         20       51,951    4.23%       2,034,718    7.41%   39.17
         2019          6       13,402    1.09%         254,306    0.93%   18.98
         2020          3        6,000    0.49%         146,070    0.53%   24.35
         2021          3       30,270    2.47%         244,385    0.89%    8.07
         2022          4       20,055    1.63%         522,555    1.90%   26.06
         2023          2        3,232    0.26%         126,712    0.46%   39.21
         2027          2        9,012    0.73%         442,017    1.61%   49.05
         2028          1        3,200    0.26%         275,000    1.00%   85.94
              ---------- ------------ --------     ----------- -------- -------
Total
 Occupied            352    1,227,475  100.00%     $27,458,460  100.00%  $22.37
              ========== ============ ========     =========== ======== =======

-------------------------------------

Total Vacant                  268,217
                         ------------

Total Square Feet           1,495,692
                         ============
-------------------------------------

  Reporting Supplement
  March 31, 2009

     Core Portfolio Lease Expirations
------------------------------------------

                                Gross Leased Area                    Annualized Base Rent
                              --------------------- ---------------------------------------
                   Number of               Percent                  Percent     Average
                     Leases      Square       of                       of         per
                    Expiring    Footage     Total       Amount       Total      Sq. Ft.
                   ---------- ------------ -------- --------------- -------- --------------

Total Anchor and Shop Tenant Expirations

  Month to Month           17   $   40,667    0.83%     $   841,464    1.19%       $20.69
              2009         48      394,964    8.08%       3,537,945    5.02%         8.96
              2010         60      502,397   10.28%       6,040,044    8.56%        12.02
              2011         57      366,690    7.50%       7,149,774   10.15%        19.50
              2012         50      551,754   11.29%       6,324,287    8.97%        11.46
              2013         56      515,039   10.53%       8,192,211   11.62%        15.91
              2014         35      341,605    6.99%       5,769,287    8.18%        16.89
              2015         23      335,855    6.87%       5,734,580    8.13%        17.07
              2016         11      113,951    2.33%       1,861,896    2.64%        16.34
              2017         20      212,249    4.34%       4,752,408    6.74%        22.39
              2018         26      411,734    8.42%       7,273,072   10.31%        17.66
              2019         12      256,511    5.25%       2,063,098    2.93%         8.04
              2020          6      190,917    3.91%       1,546,499    2.19%         8.10
              2021          5      170,530    3.49%       1,456,297    2.06%         8.54
              2022          6       89,892    1.84%       2,222,555    3.15%        24.72
              2023          2        3,232    0.07%         126,712    0.18%        39.21
              2024          3      188,506    3.86%       3,190,904    4.52%        16.93
              2027          2        9,012    0.18%         442,017    0.63%        49.05
              2028          5      192,709    3.94%       1,998,403    2.83%        10.37
                   ---------- ------------ -------- --------------- -------- ------------
Total Occupied            444   $4,888,214  100.00%     $70,523,453  100.00%       $14.43
                   ========== ============ ======== =============== ======== ============

------------------------------------------

Anchor GLA Owned by Tenants        254,916
Total Vacant                       369,128
                              ------------

Total Square Feet                5,512,258
------------------------------------------

Reporting Supplement
March 31, 2009

                                         ------------------- -------------------

             Core Portfolio                 Year-to-Date       3 months ended
    New and Renewal Rent Spreads (1)       March 31, 2009      March 31, 2009
---------------------------------------- ------------------- -------------------
                                         Cash (2)  GAAP (3)  Cash (2)  GAAP (3)
                                         --------- --------- --------- ---------
New leases
Number of new leases commencing                 4         4         4         4
GLA                                        18,242    18,242    18,242    18,242
New base rent                            $  13.73  $  13.99  $  13.73  $  13.99
Previous base rent (and percentage rent) $  20.84  $  20.15  $  20.84  $  20.15
Percentage growth in base rent              -34.1%    -30.6%    -34.1%    -30.6%
Average cost per square foot             $  17.83  $  17.83  $  17.83  $  17.83

Renewal leases
Number of renewal leases commencing            21        21        21        21
GLA expiring                              206,283   206,283   206,283   206,283
Renewal percentage                             64%       64%       64%       64%
New base rent                            $  14.49  $  15.10  $  14.49  $  15.10
Expiring base rent (and percentage rent) $  13.14  $  12.84  $  13.14  $  12.84
Percentage growth in base rent               10.3%     17.6%     10.3%     17.6%
Average cost per square foot             $   0.00  $   0.00  $   0.00  $   0.00

Total new and renewal Leases
Number of new and renewal leases
 commencing                                    25        25        25        25
GLA commencing                            149,508   149,508   149,508   149,508
New base rent                            $  14.40  $  14.96  $  14.40  $  14.96
Expiring base rent (and percentage rent) $  14.08  $  13.73  $  14.08  $  13.73
Percentage growth in base rent                2.3%      9.0%      2.3%      9.0%
Average cost per square foot             $   2.18  $   2.18  $   2.18  $   2.18

                                         --------- --------- --------- ---------

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well.
New rent is that which is paid at commencement.

(3) Rents are calculated on a straight-line basis.

      Reporting Supplement
             March 31, 2009

  Core Portfolio Capital Expenditures
----------------------------------------

                                         -------------- -----------
                                          Year-to-Date    Current
                                                          Quarter
                                              Year       3 months       Year
                                             ended         ended       Ended
                                         March 31, 2009 March 31,   December 31,
                                                            2009        2008
                                         -------------- ----------- ------------


Leasing Commissions:                               $187        $187       $  651

Tenant Improvements:                                544         544        2,043

Capital Expenditures:                                 9           9          896

Redevelopments                                        -           -            -
                                         -------------- ----------- ------------

Total                                              $740        $740       $3,590
                                         ============== =========== ============

         QUARTERLY SUPPLEMENTAL DISCLOSURE
                  March 31, 2009
            Property Demographics (1)
---------------------------------------------------------------------------------------------------------------

                                                                                                        Trade   Cash (2)
                                                                                                        Area      Base      Total
Classification                                                         Property /   City         State (Miles)    Rent       GLA
                                                                        JV
                                                                        Ownership %
-----------------------------------------------------------------------------------------------------------------------------------
Core                                                                   Brandywine   Wilmington   DE
                                                                        Town Center
                                                                        & Mkt
                                                                        Sq./22.22%                           3 15,964,454   997,105
Core                                                                   Elmwood Park Elmwood Park NJ
                                                                        Shopping
                                                                        Ctr.                                 3  3,259,366   149,491
Core                                                                   Chestnut     Philadelphia PA
                                                                        Hill                                 3    807,483    40,570
Core                                                                   Abington     Abington     PA
                                                                        Towne
                                                                        Center                               3    960,848   216,358
Core                                                                   Clark &      Chicago      IL
                                                                        Diversey                             3    844,734    19,265
Core                                                                   Hobson West  Naperville   IL
                                                                        Plaza                                3  1,104,653    99,138
Core                                                                   Methuen      Methuen      MA
                                                                        Shopping
                                                                        Ctr.                                 5    958,689   130,021
Core                                                                   Crossroads   White Plains NY
                                                                        Shopping
                                                                        Ctr. / 49%                           3  5,916,869   310,822
Core                                                                   The Branch   Smithtown    NY
                                                                        Plaza                                3  2,694,177   125,751
Core                                                                   Amboy Road   Staten       NY
                                                                                     Island                  3  1,777,035    63,290
Core                                                                   Village      Smithtown    NY
                                                                        Commons
                                                                        Shopping
                                                                        Ctr.                                 3  2,138,339    87,237
Core                                                                   Bloomfield   Bloomfield   MI
                                                                        Town Square  Hills                   5  2,306,896   232,181
Core                                                                   Crescent     Brockton     MA
                                                                        Plaza                                3  1,699,754   218,141
Core                                                                   239          Greenwich    CT
                                                                        Greenwich
                                                                        Avenue /
                                                                        75%                                  5  1,397,621    16,834
Core                                                                   Town Line    Rocky Hill   CT
                                                                        Plaza                                3  1,670,620   206,346
Core                                                                   New Loudon   Latham       NY
                                                                        Center                               5  1,726,778   255,826
Core                                                                   Pacesetter   Pomona       NY
                                                                        Park
                                                                        Shopping
                                                                        Ctr.                                 3  1,133,649    96,353
Core                                                                   2914 Third   The Bronx    NY
                                                                        Ave                                  3    875,028    42,400
Core                                                                   LA Fitness,  Staten       NY
                                                                        Staten       Island
                                                                        Island                               3  1,265,000    55,000
Core                                                                   West 54th    Manhattan    NY
                                                                        Street                               3  2,871,011     9,995
Core                                                                   East 17th    Manhattan    NY
                                                                        Street                               3    625,000    19,622
Core                                                                   Mad River    Dayton       OH
                                                                        Station                              5  1,430,257   125,983
Core                                                                   Mark Plaza   Edwardsville PA          5    872,201   216,401
Core                                                                   Blackman     Wilkes-Barre PA
                                                                        Plaza                                5    288,919   125,264
Core                                                                   Bartow       The Bronx    NY
                                                                        Avenue                               3    336,665    14,676
Core                                                                   Walnut Hill  Woonsocket   RI
                                                                        Plaza                                5  2,421,603   284,717
Core                                                                   Ledgewood    Ledgewood    NJ
                                                                        Mall                                 5  3,599,868   517,151
Core                                                                   A & P        Boonton      NJ
                                                                        Shopping
                                                                        Plaza / 60%                          5  1,259,316    62,908
Core                                                                   Merrillville Hobart       IN
                                                                        Plaza                                5  2,955,672   235,126
Core                                                                   The Gateway  So.          VT
                                                                        Shopping     Burlington
                                                                        Ctr.                                 3  1,865,156   101,784
Core                                                                   Marketplace  Absecon      NJ
                                                                        of Absecon                           3  1,644,375   104,718
Core                                                                   Plaza 422    Lebanon      PA          3    718,503   156,279
Core                                                                   Route 6      Honesdale    PA
                                                                        Plaza                                5  1,132,914   175,505
Fund I                                                                 Granville    Columbus     OH
                                                                        Center /
                                                                        37.78%                               3    614,083   134,997
Fund I                                                                 Sterling     Sterling     MI
                                                                        Heights      Heights
                                                                        Shopping
                                                                        Center /
                                                                        18.9%                                3    562,900   154,835
Fund I                                                                 Tarrytown    Tarrytown    NY
                                                                        Shopping
                                                                        Center /
                                                                        37.78%                               3    981,063    35,291
Fund II- Urban In-Fill                                                 400 East     The Bronx    NY
                                                                        Fordham
                                                                        Road /
                                                                        19.2%                                2  5,204,240   119,446
Fund II- Urban In-Fill                                                 Sherman      Manhattan    NY
                                                                        Avenue /
                                                                        19.2%                                2          -         -
Fund II- Urban In-Fill                                                 Pelham Manor Westchester  NY
                                                                        Shopping
                                                                        Plaza /
                                                                        19.2%                                3          -         -
Fund II- Urban In-Fill                                                 161st Street The Bronx    NY
                                                                        /19.2%                               2  4,530,723   223,521
Fund II- Urban In-Fill                                                 Liberty      Queens       NY
                                                                        Avenue /
                                                                        19.2%                                3    896,083    26,125
Fund II- Urban In-Fill                                                 216th Street Manhattan    NY
                                                                        / 19.2%                              2  2,565,000    60,000
Fund II- Other                                                         Oakbrook/    Oakbrook     IL
                                                                        20%                                  3    825,000   112,000
Fund III- Cortlandt Towne Center                                       Mohegan      Mohegan Lake NY
                                                                        Lake/19.91%                          3  8,459,938   641,797
---------------------------------------------------------------------- ------------ ------------ ----- ------- ---------- ----------
                                                                                                               95,162,483 7,020,270



                                                       3-Mile Radius(2)                               5-Mile Radius
                                                          -------------------- ------- -------- ------------------------------------
                                                                        #
                                                            Total   Households Median  Avg. HH    Total             Median  Avg. HH
                                                                                  HH                          #        HH
Classification                                              Pop.      ("HH")   Income   Income    Pop.       HH     Income   Income
--------------------------------------------------------- ------------------------------------- ------------------------------------
Core                                                         41,222     15,054 $83,769 $102,192   120,306    46,004 $74,110 $ 93,425
Core                                                        257,647     83,959  52,609   62,446   614,727   208,535  57,938   69,562
Core                                                        148,084     59,791  53,526   65,990   399,921   157,197  52,171   65,291
Core                                                         91,293     34,692  66,882   82,491   304,127   117,213  59,851   70,401
Core                                                        419,461    213,740  58,803   81,579   969,623   410,327  51,138   67,593
Core                                                         98,083     34,231  94,977  114,120   241,153    82,668  93,969  113,986
Core                                                         89,957     31,569  41,619   49,981   201,503    72,943  47,894   56,306
Core                                                        105,870     39,349  78,556   85,621   205,109    73,112  93,445  108,276
Core                                                         68,832     23,221  89,522  113,455   199,361    64,663  82,867  105,093
Core                                                        156,384     56,991  69,666   90,260   292,132   105,178  66,927   88,388
Core                                                         68,832     23,221  89,522  113,455   199,361    64,663  82,867  105,093
Core                                                         62,528     23,953  73,997  102,234   166,443    62,677  79,970  105,922
Core                                                         99,649     34,369  46,062   56,826   168,246    58,789  46,062   56,826
Core                                                         67,165     24,889  97,270  125,159   142,822    51,210  94,119  119,232
Core                                                         45,606     19,067  65,917   75,855   153,302    61,023  57,724   68,679
Core                                                         41,815     15,619  55,375   66,288   151,655    61,034  47,547   61,261
Core                                                         25,618      8,209  89,598  125,526   129,143    36,828  72,841  102,767
Core                                                      1,239,853    422,421  26,865   33,419 2,690,882 1,034,060  45,279   56,415
Core                                                        127,542     45,026  65,178   83,167   457,912   162,076  60,236   77,922
Core                                                        582,613    325,406  80,037   96,770 2,424,848 1,048,312  55,446   67,194
Core                                                      1,027,933    495,157  64,629  116,133 2,512,412 1,086,434  53,903   96,755
Core                                                         58,692     25,428  58,119   67,529   135,000    56,693  60,560   71,601
Core                                                         87,986     37,409  31,982   39,628   124,868    52,566  34,683   43,184
Core                                                         58,885     24,646  30,982   40,002   111,991    47,249  33,391   41,275
Core                                                        567,476    209,231  40,253   47,643 1,435,467   511,796  30,552   43,522
Core                                                         60,322     22,861  42,715   47,867    95,320    35,238  50,142   56,573
Core                                                         37,052     13,412  80,007   87,773   108,922    38,302  77,480   89,838
Core                                                         49,442     18,288  87,533  113,042   101,266    36,438  86,509  106,011
Core                                                         26,118     10,066  56,556   64,248    87,796    32,151  54,709   62,531
Core                                                         46,879     19,366  44,294   55,033    69,993    28,186  47,104   57,514
Core                                                         30,732     11,642  52,106   64,775    68,326    26,137  51,610   62,711
Core                                                         43,975     17,347  36,874   47,144    61,197    23,615  41,055   51,545
Core                                                          7,567      3,014  32,283   43,919    11,899     4,627  34,031   46,300
Fund I                                                      112,547     47,337  47,547   53,746   266,313   108,411  53,466   60,719
Fund I                                                       99,813     36,587  66,886   77,416   264,560   103,403  63,816   74,661
Fund I                                                       36,856     13,450  78,415   95,294   123,546    43,654  85,757  103,311
Fund II- Urban In-Fill                                    1,205,053    412,674  30,252   38,298 1,997,909   698,322  33,259   40,957
Fund II- Urban In-Fill                                      535,739    175,108  29,260   36,324 2,049,516   721,521  34,366   42,608
Fund II- Urban In-Fill                                      398,727    147,238  48,697   56,116 1,109,022   403,897  44,956   53,542
Fund II- Urban In-Fill                                    1,274,483    427,111  25,104   31,477 2,531,473   966,482  37,307   48,034
Fund II- Urban In-Fill                                      613,457    201,509  44,915   59,078   613,457   201,509  44,915   59,078
Fund II- Urban In-Fill                                      536,119    183,542  30,978   41,481   536,119   183,542  30,978   41,481
Fund II- Other                                               77,560     29,487  77,130  108,955   288,932   108,039  75,456   97,126
Fund III- Cortlandt Towne Center                             50,899     17,257  83,556   96,323    85,373    28,902  88,363  103,198
------------------------------------------------------------------- ---------- ------- ------------------ --------- ------- --------




TOTAL
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on GLA                                  141,321  50,460 $64,165 $ 77,429   298,770 111,444 $63,937 $ 78,041
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on base rent( 1)                        176,825  70,197 $65,160 $ 79,866   418,450 161,977 $61,058 $ 75,097
                                                               --------- ------- ------- -------- --------- ------- ------- --------

CORE
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on GLA                                   80,149  30,168 $64,655 $ 78,244   195,264  73,258 $63,173 $ 77,590
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on base rent( 1)                        141,550  59,138 $66,185 $ 81,222   367,945 144,481 $61,241 $ 75,443
                                                               --------- ------- ------- -------- --------- ------- ------- --------

FUND I
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on GLA                                   98,267  38,539 $60,108 $ 69,528   249,981  98,997 $61,900 $ 71,982
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on base rent( 1)                         71,069  28,010 $66,585 $ 79,017   191,419  73,808 $71,899 $ 85,076
                                                               --------- ------- ------- -------- --------- ------- ------- --------

FUND II -Urban In-fill
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on GLA                                1,111,664 375,298 $28,565 $ 36,455 1,987,157 735,781 $35,758 $ 45,820
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on base rent( 1)                      1,058,693 358,754 $29,621 $ 37,986 1,802,953 656,595 $34,997 $ 44,719
                                                               --------- ------- ------- -------- --------- ------- ------- --------

FUND II -Other
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on GLA                                   77,560  29,487 $77,130 $108,955   288,932 108,039 $75,456 $ 97,126
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on base rent( 1)                         77,560  29,487 $77,130 $108,955   288,932 108,039 $75,456 $ 97,126
                                                               --------- ------- ------- -------- --------- ------- ------- --------

FUND III
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on GLA                                   50,899  17,257 $83,556 $ 96,323    85,373  28,902 $88,363 $103,198
                                                               --------- ------- ------- -------- --------- ------- ------- --------
Weighted Average - Based on base rent( 1)                         50,899  17,257 $83,556 $ 96,323    85,373  28,902 $88,363 $103,198
                                                               --------- ------- ------- -------- --------- ------- ------- --------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership
 % in the joint venture.
(2 )West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile
